UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☐   Filed by a Party other than the Registrant ☐

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☐	Soliciting Material Pursuant to §240.14a-12

AirTran Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AIRTRAN HOLDINGS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of AirTran Holdings, Inc.:

The Annual Meeting of Stockholders of AirTran Holdings, Inc. (the “Company”) will be held at The J. W. Marriott Hotel, Grande Lakes, 4040 Central Florida Parkway, Orlando, Florida 32837, on Tuesday, May 17, 2005, at 11:00 a.m. Eastern Daylight Savings Time, for the following purposes:

(1) To elect four Class II directors for a term of three years each;

(2) To approve amendments to the Company’s 2002 Long-Term Incentive Plan, including to increase the number of shares authorized for issuance thereunder by 2,500,000 shares; and

(3) To transact such other business as may properly come before the meeting.

Holders of the common stock of AirTran of record at the close of business on March 31, 2005, will be entitled to notice of and to vote at the meeting. You may vote by mail, telephone or the Internet from and to the extent described in the Company’s proxy statement. Internet and telephone voting will conclude on the Friday prior to the meeting.

Whether or not you expect to be present in person at the meeting, please sign and date the accompanying proxy and return it promptly in the enclosed postage paid reply envelope, or vote via telephone or the Internet. Giving the proxy will not affect your right to vote in person if you attend the meeting.

By Order of the Board of Directors,

Richard P. Magurno,

Secretary

April 8, 2005

Orlando, Florida

AIRTRAN HOLDINGS, INC.

9955 AirTran Boulevard

Orlando, Florida 32827

(407) 251-5600

PROXY STATEMENT

FOR 2005 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

We are providing these proxy materials to you in connection with the solicitation of proxies by the board of directors of AirTran Holdings, Inc. for the 2005 annual meeting of our stockholders to be held on May 17, 2005, and any adjournment or postponement of the annual meeting. In this proxy statement, we refer to AirTran Holdings, Inc., as “AirTran,” the “Company,” “we,” or “us.”

We are holding our annual meeting of stockholders at The J. W. Marriott Hotel, Grande Lakes, 4040 Central Florida Parkway, Orlando, Florida 32837, on Tuesday, May 17, 2005, at 11:00 a.m. Eastern Daylight Savings Time. We intend to mail this proxy statement and accompanying form of proxy to our stockholders starting on or about April 11, 2005. Our annual report for the year ended December 31, 2004, is being sent to each stockholder of record along with this proxy statement.

ABOUT THE MEETING

At our annual meeting, our stockholders will act upon the matters outlined in the accompanying notice of meeting, including the election of directors and proposed amendments to our 2002 Long-Term Incentive Plan. In addition, our management will report on our performance during the 2004 year and respond to questions from stockholders.

VOTING INFORMATION

All shares represented by properly executed proxies received by the board of directors pursuant to this solicitation will be voted in accordance with the shareholder’s directions specified on the proxy. If no directions have been specified by marking the appropriate places on the accompanying proxy card, the shares will be voted in accordance with the board’s recommendations which are:

•	FOR the election of G. Peter D’Aloia, Jere A. Drummond, John F. Fiedler, and William J. Usery, Jr., as Class II directors of the Company for a three year term; and

•	FOR amendment of the Company’s 2002 Long-Term Incentive Plan.

A shareholder signing and returning the accompanying proxy has the power to revoke it at any time prior to its exercise by delivering to the Company a later dated proxy or by giving notice to the Company in writing or at the meeting, but without affecting any vote previously taken.

Record Date

You may vote all shares that you owned as of March 31, 2005, which is the record date for the annual meeting. On March 31, 2005, we had 86,795,696 common shares outstanding. Each common share is entitled to one vote on each matter properly brought before the meeting.

Ownership Of Shares

If your shares are registered directly in your name, you are the holder of record of these shares, and we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us, give your voting instructions by telephone or by the Internet, or vote in person at the annual meeting. If you hold your shares in a brokerage account or through a bank or other holder of record, you hold the shares in “street name,” and your broker, bank or other holder of record is sending these proxy materials to you. As a holder in street name, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction form that accompanies your proxy materials. Regardless of how you hold your shares, we invite you to attend the annual meeting.

How To Vote

Your Vote Is Important. We encourage you to vote promptly. Internet and telephone voting is available through 11:59 p.m. Eastern time on Monday, May 16, 2005 for all shares. You may vote in one of the following ways:

By Telephone: If you are located in the U.S., you can vote your shares by calling the toll-free telephone number on your proxy card or in the instructions that accompany your proxy materials. You may vote by telephone 24 hours a day. The telephone voting system has easy-to-follow instructions and allows you to confirm that the system has properly recorded your votes. If you vote by telephone, you do not need to return your proxy card.

By Internet: You can also vote your shares by the Internet. Your proxy card indicates the Web site you may access for Internet voting. You may vote by the Internet 24 hours a day. As with telephone voting, you will be able to confirm that the system has properly recorded your votes. If you are an owner in street name, please follow the Internet voting instructions that accompany your proxy materials. You may incur telephone and Internet access charges if you vote by the Internet.

By Mail: If you are a holder of record, you can vote by marking, dating, and signing your proxy card and returning it by mail in the enclosed postage-paid envelope. If you hold your shares in street name, please complete and mail the voting instruction card.

At The Annual Meeting: The way you vote your shares now will not limit your right to change your vote at the annual meeting if you attend in person. If you hold your shares in street name, you must obtain a proxy, executed in your favor, from the holder of record if you wish to vote these shares at the meeting.

All shares that have been properly voted and not revoked will be voted at the meeting. If you sign and return your proxy card without any voting instructions, your shares will be voted as the board of directors recommends.

Revocation Of Proxies: You can revoke your proxy at any time before your shares are voted if you (1) submit a written revocation to our corporate secretary; (2) submit a later-dated proxy (or voting instructions if you hold shares in street name), (3) provide subsequent telephone or Internet voting instructions; or (4) vote in person at the meeting.

Quorum And Required Vote

Quorum: We will have a quorum and will be able to conduct the business of the annual meeting if the holders of a majority of the votes that shareholders are entitled to cast are present at the meeting, either in person or by proxy.

Votes Required For Proposals: To elect directors and adopt the other proposal, the following proportion of votes is required:

•	To elect the Class II directors, a plurality of the votes cast.

•	To adopt the changes to our 2002 Long-Term Incentive Plan, the affirmative vote of a majority of the shares eligible to vote and voting on such proposal.

Routine And Non-Routine Proposals: New York Stock Exchange rules determine whether proposals presented at the shareholder meetings are routine or not routine. If a proposal is routine, a broker or other entity holding shares for an owner in street name may vote for the proposal without voting instructions from the owner.

If a proposal is not routine, the broker or other entity may vote on the proposal only if the owner has provided voting instructions. A broker non-vote occurs when the broker or other entity is unable to vote on a proposal because the proposal is not routine and the owner does not provide any instructions.

Under New York Stock Exchange (NYSE) rules, the election of directors is a routine item but the adoption of, or material amendments to, equity compensation plans are not routine. Under New York Stock Exchange rules the proposal to amend the 2002 Long-Term Stock Incentive Plan is not a routine item.

How We Count Votes: In determining whether we have a quorum, we count abstentions and broker non-votes as present and entitled to vote.

In counting votes on the proposals:

•	We do not count abstentions or broker non-votes, if any, as votes cast for the election of directors, but we do count votes withheld for one or more nominees as votes cast.

•	We do not count abstentions as votes cast on our proposal to amend our 2002 Long Term Stock Incentive Plan. We also do not count broker non-votes, if any, as votes cast on this proposal.

CORPORATE GOVERNANCE

Our business is managed by the Company’s employees under the direction and oversight of the board of directors. Except for Mr. Leonard and Mr. Fornaro, none of our board members is an employee of the Company. The board limits membership of the audit committee, compensation committee, and nominating and corporate governance committee to independent non-management directors. We keep board members informed of our business through discussions with management, materials we provide to them, visits to our offices, and facilities, and their participation in board and board committee meetings.

The board of directors has adopted the charters of the board committees, and the Company’s code of conduct and ethics for employees, including our principal executive officer, principal financial officer, and principal accounting officer, which provide the framework for the governance of the Company.

A complete copy of the charters of the board committees and the code of conduct and ethics for directors and employees may be found on the Company’s investor relations website at www.airtran.com. The audit committee charter and the compensation committee charter each are also attached as Appendices to this proxy statement. Copies of these materials also are available without charge upon written request to the corporate secretary of the Company.

Our corporate governance guidelines, as in effect from time-to-time, may be found on our web site, www.airtran.com. The board intends to review its corporate governance principles, committee charters and other aspects of governance annually or more often if necessary to remain current in all aspects of corporate governance.

Our board has adopted a policy to self-evaluate its performance and that of each of its committees on an annual basis.

Summary of the Corporate Governance Principles

Independence

We require that a majority of the board of directors consist of independent, non-management directors, who also meet the criteria for independence required by the New York Stock Exchange. Under such rules, a director is independent if he or she does not have a material relationship with the Company. Our board annually evaluates each board member’s independence status.

The board of directors has determined that as of March 31, 2005, 6 of the Company’s 10 incumbent directors are independent, including under NYSE guidelines: Ms. Biggins and Messrs. Chapman, D’Aloia, Drummond, Fielder, and Usery. The two non-independent outside directors, Mr. Jordan and Mr. Priddy, and the two management directors, Mr. Leonard and Mr. Fornaro, continue to participate in the board’s activities and provide valuable insights and advice.

Under our corporate governance guidelines, our non-management directors will meet quarterly outside of the presence of the management members of our board. The meeting of non-management board members will be chaired by one of the independent members of our board and the chairperson of those meetings will rotate among all independent members of our board based on seniority on our board. The chairperson of each of the next four scheduled meetings will be: May 2005—Jere A. Drummond; July 2005—John F. Fiedler; October 2005—G. Peter D’Aloia; and January 2006—Don L. Chapman.

Non-management directors shall have access to individual members of management or to other employees of the Company on a confidential basis. Directors shall also have access to Company records and files and directors may contact other directors without informing Company management of the purpose or even the fact of such contact.

Director Share Ownership

The Company believes that each director should have a personal investment in the Company. Each non-management director (or future non-management director, as the case may be) is required to own at least five thousand (5,000) shares of AirTran common stock within three years of his or her election to the board. Each of our directors with three or more years of service on the board meets our director share ownership requirements. Each non-management director (or future non-management director, as the case may be) must maintain ownership of such number of shares of common stock until such non-management director ceases to serve as a member of the board.

Annual Meeting Attendance

The board of directors encourages all its members to attend the annual meeting of shareholders. In May 2004, all incumbent director nominees were present at the annual meeting of shareholders.

Communicating with Directors.

The board of directors has provided the means by which shareholders may send communications to the board or to individual members of the board. Such communications, whether by letter, e-mail or telephone, should be directed to the general counsel of the Company who will forward them to the intended recipients. However, unsolicited advertisements or invitations to conferences or promotional material, in the discretion of the general counsel or his designee, may not be forwarded to the directors.

Independent members of our board may be contacted by letter directed to the named member in care of AirTran Airways, Inc., Office of the General Counsel and Corporate Secretary, 9955 AirTran Boulevard, Orlando, Florida 32827. The sealed envelope will be sent on to the addressee by our general counsel’s office.

If a shareholder wishes to communicate to the chairperson of the audit committee about a concern relating to the Company’s financial statements, accounting practices or internal controls, the concern should be submitted in writing to the chairperson of the audit committee in care of the Company’s general counsel at the Company’s headquarters address. If the concern relates to the Company’s governance practices, business ethics or corporate conduct, the concern likewise should be submitted in writing to the chairperson of the ethics committee in care of the Company’s general counsel at the Company’s headquarters address. If the shareholder is unsure as to which category his or her concern relates, he or she may communicate it to any one of the independent directors in care of the Company’s general counsel.

Conduct and Ethics

Our code of conduct and ethics, applicable to all employees as well as board members, as in effect from time to time, may be found on our web site, www.airtran.com. Members of our board are required to certify compliance with our code of conduct and ethics. Any amendment to or waiver of our code of conduct and ethics for any board member, the chief executive officer, the chief financial officer as well as any other officer and our comptroller and other accounting officer will be disclosed on our website, www.airtran.com.

We have an ethics committee to respond to situations not covered by our code of conduct and ethics and questions concerning the matters addressed therein. The ethics committee is presently chaired by J. Veronica Biggins, an independent board member who also serves on the audit committee.

Our code of conduct and ethics provides a procedure by which employees and others may directly or anonymously, through a secure 800 phone number or by way of any email contact, inform members of our ethics committee of any alleged violation of our code of conduct and ethics, including any allegations of accounting fraud. Reporting employees are protected from retaliation and any other form of adverse action.

The Company’s “whistleblower” policy prohibits the Company or any of its employees from retaliating or taking any adverse action against anyone for raising a concern. If a shareholder or employee nonetheless prefers to raise his or her concern in a confidential or anonymous manner, the concern may be directed to the Office of the General Counsel at the Company’s headquarters or by telephone at 1-800-580-0050. The general counsel or his designee will refer the concern to either the chairperson of the ethics committee or the chairperson of the audit committee who will assure that the matter is properly investigated.

STOCK OWNERSHIP

Security Ownership of Management and Certain Beneficial Owners

The following table sets forth, as of March 31, 2005 (unless otherwise indicated in the footnotes), certain information with respect to our common stock owned beneficially by each director, by each nominee for election as a director, by each executive officer, by all executive officers and directors as a group and by each person known by us to be a beneficial owner of more than 5% of our outstanding common stock. Except as noted in the footnotes, each of the persons listed has sole investment and voting power with respect to the shares of common stock included in the table.

Name of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Percent of Shares Outstanding(3)
J. Veronica Biggins(4)	20,337	* %
Don L. Chapman(5)	49,020	*
G. Peter D’Aloia(6)	1,000	*
Jere A. Drummond(7)	16,500	*
John F. Fiedler(8)	11,200	*
Robert L. Fornaro(9)	616,370	*
Stanley J. Gadek(10)	244,667	*
Lewis H. Jordan(11)	290,217	*
Stephen J. Kolski(12)	159,166	*
Joseph B. Leonard(13)	2,260,500	2.60%
Richard P. Magurno(14)	277,500	*
Robert L. Priddy(15)	392,000	*
Alfred J. Smith, III(16)	224,166	*
William J. Usery, Jr.(17)	43,000	*
Fidelity Management(18)	1,770,000	2.04%
Wellington Management Company(19)	7,167,956	8.25%

All executive officers and directors as a group (14 persons)(4)(5)(6)(7)(8)(9)(10)(11) (12)(13)(14)(15)(16)(17)	4,605,643	5.31%

*	Less than 1%
(1)	The address of the named director or officer is c/o AirTran Holdings, Inc., 9955 AirTran Boulevard, Orlando, Florida 32827.
(2)	Information with respect to beneficial ownership is based upon information furnished by each owner unless otherwise indicated.
(3)	The percent of our outstanding common stock owned is determined by assuming that in each case the person only, or group only, exercised his, her or its rights to purchase all shares of our common stock underlying stock options, convertible notes and warrants that are exercisable as of March 31, 2005, or that will become exercisable within 60 days after that date.
(4)	Ms. Biggins’ ownership includes options to purchase 15,000 shares of our common stock which are exercisable as of March 31, 2005, or that will become exercisable within 60 days after that date.
(5)	Mr. Chapman’s ownership includes options to purchase 40,000 shares of our common stock which are exercisable as of March 31, 2005, or that will become exercisable within 60 days after that date and 5,000 shares of our common stock which are owned by a corporation of which Mr. Chapman is an officer and sole stockholder. He also owns 650 and 370 shares of common stock through individual retirement accounts through UBS Financial Services, Inc.
(6)	Mr. D’Aloia’s ownership does not include any options to purchase shares of our common stock.
(7)	Mr. Drummond’s ownership includes 4,500 shares which are owned by his wife and options to purchase 10,000 shares of our common stock which are exercisable as of March 31, 2005, or that will become exercisable within 60 days after that date.

(8)	Mr. Fiedler’s ownership includes options to purchase 5,000 shares of our common stock which are exercisable as of March 31, 2005, or that will become exercisable within 60 days after that date.
(9)	Mr. Fornaro’s ownership includes options to purchase 471,812 shares of our common stock which are exercisable as of March 31, 2005, or that will become exercisable within 60 days after that date and 1,000 shares which are owned by his children.
(10)	Mr. Gadek’s ownership includes options to purchase 170,667 shares of our common stock which are exercisable as of March 31, 2005, or that will become exercisable within 60 days after that date.
(11)	Mr. Jordan’s ownership includes options to purchase 280,000 shares of our common stock which are exercisable as of March 31, 2005, or that will become exercisable within 60 days after that date.
(12)	Mr. Kolski’s ownership includes options to purchase 131,666 shares of our common stock which are exercisable as of March 31, 2005, or that will become exercisable within 60 days after that date
(13)	Mr. Leonard’s ownership includes options to purchase 1,745,086 shares of our common stock which are exercisable as of March 31, 2005, or that will become exercisable within 60 days after that date.
(14)	Mr. Magurno’s ownership includes options to purchase 250,000 shares of our common stock which are exercisable as of March 31, 2005, or that will become exercisable within 60 days after that date.
(15)	Mr. Priddy’s ownership includes options to purchase 280,000 shares of our common stock which are exercisable as of March 31, 2005, or that will become exercisable within 60 days after that date.
(16)	Mr. Smith’s ownership includes options to purchase 196,666 shares of our common stock which are exercisable as of March 31, 2005, or that will become exercisable within 60 days after that date.
(17)	Mr. Usery’s ownership includes options to purchase 20,000 shares of our common stock which are exercisable as of March 31, 2005, or that will become exercisable within 60 days after that date.
(18)	Ownership consists of shares of our common stock beneficially owned by Fidelity Management and Research Company, Fidelity Management Trust Company and Fidelity International, Limited (“FIL”) (collectively, “Fidelity”), in its capacity as an investment advisor, as disclosed on its joint filing on Schedule 13G/A dated February 14, 2005, as filed with the SEC. Fidelity reports that sole dispositive power resides in Edward D. Johnson, III and FMR Corp., the parent company of Fidelity except with respect to 569,600 shares held by as to which FIL reports it has sole voting and investment power, FIL reports that Edward D. Johnson, III is also its chairman. The address of Fidelity is 82 Devonshire Street, Boston, Massachusetts 02109.
(19)	Ownership consists of shares of our common stock beneficially owned by Wellington Trust Company, NA, and Wellington Management Company, LLP (collectively “Wellington”), in its capacity as an investment advisor, as disclosed on its joint filing on Schedule 13G dated February 14, 2005. Wellington reports that it has shared voting power with respect to 5,218,706 shares and shared investment power as to 7,167,956 shares. The address of Wellington is 75 State Street, Boston, Massachusetts 02109.

PROPOSAL 1: ELECTION OF DIRECTORS

Our bylaws provide for a board of directors with staggered terms and for a board consisting of not less than three, nor more than ten, directors. The number of directors has been set at ten for the ensuing year. Each year, at least 33% of the members of our board of directors are to be elected for a term of three years and until their successors are elected and qualified.

Our board of directors is divided into three classes. The terms of our Class II directors, currently, G. Peter D’Aloia, Jere A. Drummond, John F. Fiedler, and William J. Usery, Jr., expire at the 2005 annual meeting upon the election of their successors. Each of our Class II directors has been nominated for re-election to our board of directors for a three-year term expiring in 2008.

We have determined that J. Veronica Biggins, Don L. Chapman, G. Peter D’Aloia, Jere Drummond, John F. Fiedler, and William J. Usery, Jr. qualify as independent directors under the New York Stock Exchange rules.

It is the intention of the persons named in the accompanying proxy form to vote for the election of all nominees unless otherwise instructed. If for any reason any such nominee is not a candidate when the election occurs, which event is not anticipated, it is the intention of the persons named in the accompanying proxy form to vote for the remaining nominees named and to vote in accordance with their best judgment if any substitute nominees are named.

Identification of Directors and Executive Officers

The following table contains the name, age and position with our company of each of our executive officers and directors, including nominees for director. Their respective backgrounds are described in the text following the table.

	Age	Position
Joseph B. Leonard	61	Chairman of the Board, Chief Executive Officer and Director
Robert L. Fornaro	52	President, Chief Operating Officer and Director
Stanley J. Gadek	53	Senior Vice President—Finance and Chief Financial Officer
Stephen J. Kolski	64	Senior Vice President—Operations of our Operating Subsidiary
Richard P. Magurno	61	Senior Vice President, General Counsel and Secretary
Alfred J. Smith, III	53	Senior Vice President—Customer Service of our Operating Subsidiary
J. Veronica Biggins	58	Director
Don L. Chapman	65	Director
G. Peter D’Aloia	59	Director
Jere A. Drummond	65	Director
John F. Fiedler	66	Director
Lewis H. Jordan	60	Director
Robert L. Priddy	58	Director
William J. Usery, Jr.	81	Director

Executive Officers

Joseph B. Leonard joined us in January 1999 as our chairman of the board, president and chief executive officer, but relinquished his title of president in January 2001. Mr. Leonard continues to serve as our chairman of the board and chief executive officer. From 1993 to 1998, Mr. Leonard served in various executive capacities for AlliedSignal, Inc. and its Aerospace division, last serving as the president and chief executive officer of marketing, sales and service of AlliedSignal Aerospace and senior vice president of AlliedSignal, Inc. during 1998. From 1991 to 1993, Mr. Leonard served as executive vice president of Northwest Airlines. Prior to that, Mr. Leonard served in various executive positions for Eastern Airlines from 1984 to 1990, as assistant vice president, aircraft maintenance for American Airlines from 1982 to 1984 and in various maintenance and quality control positions for Northwest Airlines from 1969 to 1982. Mr. Leonard was elected to our board of directors pursuant to the terms of his employment agreement.

Robert L. Fornaro joined us in March 1999 as our president of our operating subsidiary and has also served as the president of our company since January 2001. Mr. Fornaro was designated as our chief operating officer in March 2001 and continues to serve in that capacity. Mr. Fornaro also served as our chief financial officer from June 1999 until August 2000. From February 1998 until March 1999, he served as a consultant in the airline industry. From 1992 to February 1998, Mr. Fornaro served as senior vice president-planning for US Airways. Prior to that, he served as senior vice president-marketing planning at Northwest Airlines from 1988 to 1992.

Stanley J. Gadek joined us in July 2000 as our senior vice president-finance and chief financial officer. With more than 25 years in the airline industry, Mr. Gadek served as vice-president and controller of Atlas Air, which he joined in December 1997. Previously, Mr. Gadek served as vice president and controller for Atlantic Coast Airlines from 1994 to 1997. Prior to joining Atlantic Coast, Mr. Gadek served as assistant controller for Continental Airlines. Mr. Gadek began his career in 1977 with Ernst & Young LLP.

Stephen J. Kolski has served as senior vice president-operations of our operating subsidiary since he joined us in March 1999. From 1995 until March 1999, he served as a consultant in the aerospace industry. From 1993 to 1995, he served as a director, president and chief operating officer of ATX, Inc. From 1990 to 1993, Mr. Kolski served as president and chief operating officer of Continental Express. From 1966 to 1990, Mr. Kolski held various management positions with responsibilities over flight operations, aircraft maintenance and collective bargaining negotiations for National Airlines (1966 to 1980), New York Air which he co-founded (1980 to 1987) and Eastern Airlines (1987 to 1990).

Richard P. Magurno joined us in August 2000 as senior vice president, general counsel and secretary. From 1998 until August 2000, Mr. Magurno operated a private aviation consulting practice. From 1994 until 1998, Mr. Magurno served as senior vice president and general counsel for Trans World Airlines. From 1989 until 1994, he served as a partner in the law firm of Lord, Day & Lord, Barrett Smith in New York. Mr. Magurno spent almost 20 years with Eastern Airlines, beginning in 1970 as a staff attorney, from 1980 to 1984 as vice president-legal and from 1984 to 1988 as senior vice president, general counsel and secretary.

Alfred J. Smith, III joined us in April 2002 as senior vice president-customer service of our operating subsidiary. Prior to joining us, Mr. Smith spent over nine years at Northwest Airlines as vice president of global operations for the cargo division as well as vice president of customer service for the Minneapolis/St. Paul hub. Prior to joining Northwest, Mr. Smith was director of customer service at Midway Airlines, responsible for airport operations, in-flight service and customer relations. Mr. Smith also previously held various management positions at Eastern Airlines.

Nominees for Election as Directors for a Three-Year Term Expiring in 2008

G. Peter D’Aloia is a Class II director whose term expires in 2005, and who has served on our board since 2004. Since February of 2000, Mr. D’Aloia has served as senior vice president and chief financial officer of American Standard Companies, a global, diversified manufacturer of air conditioning systems and services, bath and kitchen products and vehicle control systems. Prior to joining American Standard Companies, Mr. D’Aloia served over a twenty-seven year period in various executive capacities at Allied Signal, Inc. and its successor company Honeywell International, Inc., most recently serving as vice president—business development. Among the positions that he held are vice president—taxes, vice president and treasurer, vice president and controller, and vice president and chief financial officer for the engineered materials sector of Allied Signal. Mr. D’Aloia also serves on the board of directors of FMC Corporation (since 2002).

Jere A. Drummond is a Class II director whose term expires in 2005, and who has served on our board of directors since 2002. Mr. Drummond was employed by BellSouth Corporation from 1962 until his retirement in December 2001. From January 2000 until December 2001, he served as vice chairman of BellSouth Corporation. From January 1998 until December 1999, he was president and chief executive officer of the BellSouth Communications Group. Prior to that, Mr. Drummond served as president and chief executive officer of BellSouth Telecommunications, Inc., BellSouth’s local telephone service unit and largest subsidiary. Mr. Drummond also serves on the boards of directors of Borg-Warner Automotive (since 1996) and Centillium Communications (since 2000).

John F. Fiedler is a Class II director whose term expires in 2005, and who has served on our board of directors since 2003. Mr. Fiedler is the retired chairman of the board of Borg Warner, an automotive component supplier. He also served as chief executive officer of Borg Warner from 1994 until February 2003. Mr. Fiedler served in various capacities with Goodyear Tire & Rubber Company from 1964 until 1994, last serving as its executive vice president and president of its North American Tire division. Mr. Fiedler also serves on the boards of directors of Mohawk Industries, Inc. (since 2002), Yellow Roadway Corp. (since 2003) and Snap-On Inc. (since 2004).

William J. Usery, Jr. is a Class II director whose term expires in 2005 and who has served on our board of directors since 2000. Mr. Usery has served as president of Bill Usery Associates, Inc., a labor-management consulting firm, since 1978. Previously Mr. Usery has served in many labor-management positions with the federal government, including as secretary of labor under President Ford from 1976 to 1977, as national director of the Federal Mediation and Conciliation Service (FMCS) from 1973 to1976, and as assistant secretary of labor for labor-management relations under President Nixon from 1969 to 1973.

Continuing Directors

J. Veronica Biggins has served on our board of directors since 2001. Ms. Biggins has served as senior partner of Heidrick & Struggles International, an executive search firm, since 1995. Ms. Biggins also serves as a director (since 1997) of Avnet Corporation, a distributor of semiconductors, components and computer products, and as a director (since 1995) of NDC Health, a provider of electronic information products and services to the health care community. Ms. Biggins is a Class III director whose term expires in 2007.

Don L. Chapman has served on our board of directors since 1994. Mr. Chapman has served as president and chief executive officer of Tug Manufacturing Corporation, an investment and printing press company, since he acquired that company in 1977. From March 2000 until January 2001, Mr. Chapman also served as president and chief executive officer of Legacy Capital Investments. From December 1998 until March 2000, Mr. Chapman served as president of S&S Tug Manufacturing Company, a ground support equipment manufacturer which acquired that business from Tug Manufacturing Corporation. He served as chief executive officer of Opti World, Inc., an optical superstore chain, from 1983 (when he founded that company) until 1995. Mr. Chapman serves as a director of Rare Hospitality International, Inc. (since 1992). Mr. Chapman is a Class I director whose term expires in 2006.

Robert L. Fornaro is a Class III director whose term expires in 2007. As an executive officer of our Company, Mr. Fornaro’s background is described above.

Lewis H. Jordan has served on our board of directors since 1993. Mr. Jordan is the owner and principal officer of Wingspread Enterprises, an investment and consulting firm which he founded in August 1997. Mr. Jordan served as our president and chief operating officer from June 1993 until November 1997. Until November 1996, Mr. Jordan also served as president and chief operating officer of our operating subsidiary. He served as president and chief operating officer and as a director of Continental Airlines from 1991 to 1993 and served as executive vice president of that company from 1986 to 1991. Mr. Jordan serves as a director of Rare Hospitality International, Inc. (since 1998). Mr. Jordan is a Class I director whose term expires in 2006.

Joseph B. Leonard is a Class I director whose term expires in 2006. As an executive officer of our Company, Mr. Leonard’s background is described above.

Robert L. Priddy has served on our board since 1992. Mr. Priddy is an investor and owner of RMC Capital, LLC, an investment company which he founded in February 1998. Mr. Priddy was employed as our chairman of the board and chief executive officer from our inception until November 1997. He has served as a director of our company since he participated in its founding in 1992. Mr. Priddy also serves as a director of CorVu® Corporation, a performance software company (since February 2005). Mr. Priddy is a Class III director whose term expires in 2007.

INFORMATION CONCERNING THE BOARD OF DIRECTORS

Board Meetings

The board of directors held 10 meetings during 2004. All of our directors attended 75% or more of the meetings of the board and board committees on which they served in 2004.

Committees of the Board of Directors

We have a standing audit committee, compensation committee, and nominating and corporate governance committee. The charter for each committee, as in effect from time to time, may be found on our web site, www.airtran.com. All of our committees are comprised solely of independent directors, consistent with the independence standards defined or required by the SEC and the New York Stock Exchange.

Each committee has the right to retain its own legal and other advisors.

Membership On Board Committees

This table lists our three board committees, the directors who currently serve on them, and the number of committee meetings held in 2004:

Name	Audit	Compensation	Nominating & Corporate Governance
Ms. Biggins	•
Mr. Chapman	C		•
Mr. D’Aloia	•
Mr. Drummond		C
Mr. Fiedler	•
Mr. Usery		•	C
2004 Meetings	8	5	2
C = Chair • = Member

Audit Committee

The purpose of our audit committee is to assist our board of directors in fulfilling its responsibilities to oversee our financial reporting process, including monitoring the integrity of our financial statements and the independence and performance of our internal and external auditors. Under its charter, the responsibilities of our audit committee include:

•	review and recommend to our board of directors annually the selection of the independent auditors;

•	review and discuss with management and the independent auditors the financial statements to be included in our annual report on Form 10-K for filing with the SEC;

•	review and approve all use of our independent auditors for non-audit services prior to any such engagement;

•	discuss with the independent auditors the conduct of the audit, the adequacy and effectiveness of our accounting and financial controls and the written disclosures required by Independence Standards Board Standard No. 1 regarding their independence;

•	meet separately with the independent auditors and with our internal auditors, as well as our management, to discuss the results of their examination;

•	review and discuss with management and the independent auditors our interim financial statements as included in our quarterly reports;

•	report to our board of directors its conclusions with respect to the matters that our audit committee has considered; and

•	review and reassess the adequacy of its charter annually and submit it to our board of directors for approval.

Our audit committee has adopted a procedure to receive allegations on any fraudulent accounting issues through a toll-free telephone number and email as set out in our code of conduct and ethics.

Pursuant to its charter, our audit committee is comprised of at least three members appointed by our board of directors, each of whom must satisfy the membership requirements of independence and financial literacy. Currently, all of the audit committee members meet the New York Stock Exchange and SEC requirements of independence. We have determined that Mr. Chapman and Mr. D’Aloia each are audit committee financial experts. Our audit committee charter is attached to this proxy statement as Appendix A.

Compensation Committee

Under its current charter, the compensation committee has the power and authority of the board to perform and shall perform the following duties and responsibilities:

•	develop guidelines and, on an annual basis, review the compensation and performance of the Company’s officers, review and approve corporate goals relevant to the compensation of the chief executive officer, evaluate the chief executive officer’s performance in light of these goals and objectives, set the chief executive officer’s compensation based on this evaluation, evaluate the performance of the Company’s senior executive officers and approve their annual compensation, and produce an annual report on executive compensation for inclusion in the Company’s annual proxy statement, in accordance with all applicable rules and regulations;

•	make recommendations to the board with respect to incentive compensation plans and equity-based plans, and administer such plans by establishing criteria for the granting of restricted stock, options, or other securities to the Company’s officers and other employees and reviewing and approving the granting of securities in accordance with such criteria;

•	review and approve employment contracts, change in control provisions, and other agreements;

•	review and approve plans for managerial succession of the Company;

•	review director compensation levels and practices, and recommend to the board, from time to time, changes in such compensation levels and practices (including retainers, committee fees, stock options and other similar items as appropriate);

•	annually review and reassess the adequacy of the compensation committee charter and recommend any proposed changes to the board for approval; and

•	perform any other activities consistent with the compensation committee charter, the Company’s bylaws, and governing law as the compensation committee or the Board deem appropriate.

Both members of the compensation committee are independent, as defined in Section 121(A) of the New York Stock Exchange’s listing standards. At least two members of the compensation committee are also required to qualify as “outside directors” (as such term is defined under Section 162(m) of the Internal Revenue Code and the regulations thereunder) if any award or payment under any compensation or benefit plan administered by the compensation committee would be subject to the deduction limitation under Section 162(m) of the Internal Revenue Code. Both members of the compensation committee qualify as outside directors for such purpose. Our compensation committee charter is attached to this proxy statement as Appendix B.

Nominating and Corporate Governance Committee

The responsibilities of our nominating and corporate governance committee are to:

•	identify qualified candidates to serve as director and recommending to our board of directors nominees for director;

•	lead our board of directors in its annual review of our board’s performance;

•	recommend to our board of directors nominees for each committee of our board of directors;

•	oversee the annual process of evaluation of the performance of our management; and

•	develop and recommend to our board of directors corporate governance guidelines.

Shareholder Nominations

The Company’s nominating and corporate governance committee will consider shareholder nominees for the board of directors, particularly those proposed by large, long-term investors, under a procedure requiring a written submission, no later than January 1 of each year, of a nomination to the committee through the office of the Company’s secretary. The written submission should include a detailed resume and evidence that the nominee satisfies the minimum criteria for selection identified below and in the committee’s charter as available on the Company’s web site, www.airtran.com. Candidates may be interviewed by the chairman of the board of directors and one or more members of the committee. The committee will apply the same standards in considering director candidates recommended by the shareholders as it applies to other candidates, although the committee may consider whether any shareholder nomination has been made in connection with a potential change in control and an assessment made by the board of directors as to whether any such change is in the best interests of the Company and its stockholders. No recommendations for nomination to the board were received from any shareholder or group of shareholders of the Company holding more than 5% of the Company’s common stock for at least one year.

The Company’s nominating and corporate governance committee will evaluate and consider desired board member skills and attributes identifying director candidates including applicable legal and regulatory definitions of independence, the criteria set forth in the Company’s corporate governance guidelines, including, but not limited to consideration of diversity, personal integrity and judgment, age, skills, and experience, prominence in their profession, concern for the interests of the stockholders, the number of other public companies for which the person serves as a director and the availability of the person’s time and commitment to the Company, knowledge of a major geographical area served by the Company and the current state of the Company and the airline industry, all in the context of the needs of the board of directors at that point in time.

COMPENSATION OF DIRECTORS

Cash Compensation. Each non-employee director receives a quarterly fee of $5,500 for services as a director. In addition, he or she receives $1,000 for attendance in person or by phone at a meeting of the board of directors or of a committee. The chairperson of the audit committee receives an additional $2,000 each year. Further, the chairpersons of the compensation committee and the nominating and corporate governance committees receive an additional $1,000 per year. We also reimburse customary expenses for attending board, committee, and shareholder meetings.

Non-Cash Restricted Compensation. Beginning in 2004, each outside director then in office receives 2,000 shares of our restricted stock which are granted as of the date of our annual stockholders’ meeting. Mr. D’Aloia who joined our board in October 2004, received a partial year grant of 1,000 restricted shares upon joining the board. Prior to 2004, outside directors then in office were granted options to purchase 5,000 shares of our common stock, which shares vested immediately for 2003 and vested over three years of service for director options granted prior to 2003. Each outside director also receives travel privileges which allow the director and his or her immediate family members to travel on AirTran on a complementary basis. Since 2004, outside directors are obligated to pay all tax liabilities associated with the value of their travel privileges which are calculated on the basis of average fares. The value of such travel privileges for Ms. Biggins, and Messrs. Chapman, D’Aloia, Drummond, Fiedler, Jordan, Priddy and Usery for 2004 was: $14,208, $1258, $0000; $888, $4400, $2072, $5699; and $5994 respectively.

Management Directors. We do not pay directors who are also our employees any additional compensation for serving as a director, other than customary reimbursement of expenses.

Other Arrangements. Mr. Jordan and Mr. Priddy were parties to consulting agreements with the Company in 2004, under which they each received $20,000. Such agreements expired at the end of 2004.

PROPOSAL 2: APPROVAL OF AMENDMENTS TO THE AIRTRAN 2002

LONG-TERM INCENTIVE PLAN

General

The Company’s stockholders are being asked to approve the adoption of amendments to AirTran 2002 Long-Term Incentive Plan (the “Plan”), which Plan will be amended and restated if the amendments are approved. The Plan is being amended to increase the number of shares authorized under it by 2,500,000 shares. The Plan was initially adopted by our board of directors on January 23, 2002 and the Plan was approved by our stockholders on May 15, 2002. On May 14, 2003, our stockholders approved an amendment to the Plan prohibiting the re-pricing of previously granted stock options without shareholder approval, including the cancellation of outstanding options and the grant of new options at a lower price. The board of directors, through its compensation committee composed entirely of independent, outside directors, unanimously has recommended the adoption of the proposed amendments to the Plan.

The Plan provides for the grant of various equity based awards to the Company’s executive officers, directors and other key employees. Current participants in the plans include the Company’s 6 executive officers, 8 non-employee directors, and 1,050 other officers and employees, including approximately 1,000 of our pilots.

Summary of Proposed Amendments

The terms and provisions of the amendments are summarized below. This summary, however, does not purport to be a complete description of the Plan, as amended. Copies of the actual amended and restated plan document are attached as Appendix C to this proxy statement.

The amendments to the Plan will have the following effects:

(1) to increase the number of shares authorized under the Plan by 2,500,000 shares from 7,000,000 to 9,500,000 shares of its common stock (as of the record date for this proxy statement only 1,086,000 shares remained available for grant under the Plan);

(2) to remove the ability to grant options at less than fair market value, except for options which the Company is contractually committed to issue under its collective bargaining agreements as of the date of the amendment and restatement of the Plan.

(3) to specify that stock appreciation rights may be settled only in stock and not cash, and to provide that no stock appreciation rights will be granted which have a term in excess of ten years and to clarify that certain maximum award limits apply to stock appreciation rights, as well as options;

(4) to remove the ability to “re-price” any Award or issue substitute replacement Awards under the Plan at an equal or lower exercise price, although the Plan would expressly retain the existing ability of the compensation committee to adjust the criteria for performance based awards in the case of extraordinary events);

(5) to remove the ability to make or guarantee loans to participants in connection with Awards under the Plan;

(6) to make changes to conform Plan limits and provisions with the requirements of the Jobs Creation Tax Act of 2005 (including by providing limitations on compensation deferrals and tandem awards);

(7) to clarify and amplify the existing powers of the board of directors and compensation committee to suspend, amend or terminate the Plan and Awards thereunder; and

(8) to make other changes designed to conform and identify terminology utilized in the Plan.

Board Analysis of Requested Share Increase and Recommendation For Approval

The board of directors believes that it is in the best interest of the Company’s stockholders to adopt the amendments to, among other things, increase the number of shares authorized under the Plan in order to continue to provide eligible participants with an opportunity to acquire an equity interest in the Company.

In evaluating a potential increase to the number of shares authorized under the Plan, the compensation committee engaged the services of Mercer Human Resource Consulting (“Mercer”). Mercer reviewed public filings for a group of low cost airlines (defined as AirTran, Southwest, Alaska Air, America West, ATA, JetBlue, Frontier and Midwest Airlines) selected by it, as well as a broader airline group (defined as the low cost group, plus American, United, Delta, Northwest, Continental) also selected by it, to obtain data on equity usage under employee benefit plans. Specifically, Mercer analyzed data on overhang (total shares issued and reserved for future issuance as a percent of common shares outstanding) and run rates (annual shares granted as a percent of common shares outstanding) for AirTran and the selected airlines. Mercer generally based its analysis on data, including common shares outstanding, as of December 31, 2003, except with respect to AirTran where it took into account issuances under AirTran’s equity compensation plans in 2004 in analyzing AirTran’s run rates and overhang.

Based on its review, Mercer concluded and the compensation committee agreed that AirTran has conservative overhang (i.e., below the 25th percentile) relative to both the low cost carrier group as well as the broader airline group. The compensation committee also believes that AirTran’s overhang (10.4% as of December 31, 2004) is low relative to growth companies in other industries.

The Mercer report also revealed that AirTran’s run rate was conservative relative to both the low cost carrier group, as well as the broader airline group. With respect to run rates, Mercer reported that AirTran’s three-year average for the years 2002 through 2004 was 1.1% of AirTran’s common shares outstanding at December 31, 2003. Mercer also calculated AirTran’s run rate for the earlier three year period of 2001 through 2003, again based on AirTran’s common shares outstanding at December 31, 2003. AirTran’s run rate for such earlier period was slightly higher, at 1.5%, but compared very favorably, relative both to the low cost carrier group with a 25th percentile of 2.0%, and the broader airline group with 25th percentile of 2.8%.

As of December 31, 2004, AirTran only had 1,086,000 shares available for future grants under the Plan. AirTran granted 1,088,000 shares in 2004. Accordingly, the compensation committee concluded it would be advisable to seek shareholder approval of an increase in the number of shares available under the Plan. The committee then considered the appropriate size for a proposed increase. The committee was aware that a number of institutional investors and their advisors suggest that companies request authority under their equity plans which is sufficient only enough to fund up to three years of grants. Based in part on the Mercer report, the committee concluded that AirTran would require approximately 3,250,000 shares (based on AirTran’s 2004 run rate) to 3,750,000 shares (based on its three-year average run rate).

After taking into account the analysis contained in the Mercer report, the committee also concluded that a request for up to 3,500,000 additional shares (which would result in an overhang of less than 15%), would be reasonable and likely would provide sufficient shares to fund future awards, respond to changes in accounting rules and competitive practices, and still maintain a reasonable level of potential dilution (share overhang).

Although the compensation committee concluded that an amendment to the Plan to increase the number of shares authorized was needed and that an increase of up to an additional 3,500,000 shares could reasonably be justified, the committee felt that a more conservative level of increase of only 2,500,000 shares would be less dilutive, while still allowing AirTran to meet its needs Such proposed increase would represent approximately 2.88% of the Company’s outstanding shares at December 31, 2004 and result in an overhang of approximately 13.30%.

Summary of the Plan Terms

General

The purpose of the 2002 Long-Term Incentive Plan is to promote our success by linking the interests of our employees, officers, and directors as equity holders to those of our stockholders, and by providing participants with an incentive for outstanding performance. The Plan permits the grant of awards to selected employees, officers, directors and consultants. As a result, all employees, board of director members and consultants to the Company could be eligible to receive awards. However, it is the Company’s current intention that awards will be made only to officers, directors. and senior management level employees of the Company and to other selected employee groups. In all cases, the compensation committee will determine who will receive grants of awards and the amount of each award. There are approximately 55 officer and director level employees at the current time.

The Company previously has committed to grant stock options under the Plan to its pilots (approximately 1000 pilots at this time) pursuant to the Company’s collective bargaining agreement with its pilots. Through the date of this proxy statement, options granted have included 1,658,803 options granted to our pilots, of which 900,000 were granted at an exercise price equal to 95% of the closing price of the Company’s common stock at the grant date. Future grants will have an exercise price which is not less than the fair market value of the Company’s common stock as of the date of grant except for any grants which the Company was contractually committed to make under labor agreements entered into prior to the amendment of the Plan. The Company does not anticipate that it will issue any additional options at an Option Price which is less than Fair Market Value prior to the effective date of the Amended and Restated Plan. Except for the initial 900,000 options, the number of pilot options granted to the Company’s pilots on each grant date was calculated under a formula based on the number of block hours flown by the Company during the previous calendar year. All other options were granted at an exercise price equal to the fair market value as of the date of grant and all future options, other than options which the Company has granted (x) prior to the effective date of the amended and restated Plan, or (y) which the Company is contractually committed to grant under its existing collective bargaining agreements prior to the date of the amendment and restatement of the Plan.

The Company has structured awards to its pilots under the Plan so that grants of stock options are based on block hours attained. The more block hours flown, the more options granted to the applicable individual pilot. Block hours are measured throughout the airline industry as hours actually spent in the cockpit by a pilot. The greater the number of hours a pilot spends flying, the more revenue the Company is able to produce with a smaller number of pilots. As a result, the board of directors believes that the structure of awards to our pilots under the Plan fosters greater productivity among the Company’s pilots. Further, stock options awarded to our pilots under the Plan have included a three year vesting requirement for each grant of options, so that if a pilot leaves the Company, any portion of the grant not yet vested is forfeited. As such, awards to our pilots under the Plan have been designed also to reward loyalty and continued service to the Company among our pilots.

The Plan currently authorizes the granting of awards in any of the following form:

•	options to purchase shares of our common stock, which may be incentive stock options or non-qualified stock options,

•	stock appreciation rights,

•	performance shares,

•	restricted stock,

•	dividend equivalents, or

•	other stock-based awards.

To the extent an award granted under the Plan is cancelled, expires or is forfeited, the shares subject to the award are available for future grant under the Plan. The number of shares reserved under the Plan is also subject to adjustment for stock splits and similar events.

The maximum number of options, stock appreciation rights, or any combination thereof that may be granted to any one employee in any one calendar year is 1,500,000. The maximum number of shares underlying awards (other than stock options and stock appreciation rights) that may be granted during any one calendar year under the Plan is 750,000 for executive officers to whom deductible compensation is limited under the Internal Revenue Code.

The Plan retains the limitation that the maximum amount of cash compensation that may be paid under the Plan during any one calendar year is $3,000,000 for executive officers whose deductible compensation is limited under the Internal Revenue Code and the Plan, as amended, will provide that stock appreciation rights and performance shares may not be settled in cash.

Administration

The Plan is administered by the compensation committee of our board of directors. The compensation committee has the authority to:

•	designate participants;

•	determine the type or types of awards to be granted to each participant and the number, terms and conditions of award;

•	establish, adopt or revise any rules and regulations as it may deem advisable to administer the Plan; and

•	make all other decisions and determinations that may be required under the Plan.

Stock Options

The compensation committee is authorized under the Plan to grant options, which may be incentive stock options or non-qualified stock options.

All options will be evidenced by a written award agreement between us and the participant, which will include any provisions specified by the compensation committee. The terms of an incentive stock option must meet the requirements of Section 422 of the Internal Revenue code.

The Plan limits options terms to 10 years, prohibits the award of options with exercise prices which are less than for market value of the underlying stock as of the date of grant after May 14, 2003, except for options which the Company was contractually committed to issue under the terms of its collective bargaining agreements, and does not provide for “re-loads,” repricings, or loans to fund option exercises.

Stock Appreciation Rights

The compensation committee may also grant stock appreciation rights. Upon the exercise of a stock appreciation right, the holder has the right to receive the excess, if any, of the fair market value of one share of our common stock on the date of exercise over the grant price of the stock appreciation right as determined by the compensation committee. All awards of stock appreciation rights will be evidenced by an award agreement reflecting the terms, methods of exercise, methods of settlement, and any other terms and conditions of the stock appreciation right, as determined by the compensation committee at the time of grant. The Plan, as amended, also limits stock appreciation rights to terms not to exceed 10 years and provides that stock appreciation rights may only be settled in stock.

Performance Shares

The compensation committee may grant performance shares to participants on terms and conditions as may be selected by the compensation committee. The compensation committee will have complete discretion to determine the number of performance shares granted to each participant and to set performance goals and other terms and conditions for payment of the performance shares in its discretion which, depending on the extent to which they are met, will determine the number and value of performance shares that will be paid to the participant.

Restricted Stock Awards

The compensation committee may make awards of restricted stock to participants, which will be subject to restrictions on transferability and other restrictions as the compensation committee may impose, including, without limitation, limitations on the right to vote restricted stock or the right to receive dividends, if any, on the restricted stock. These awards may be subject to forfeiture upon termination of employment or upon a failure to satisfy performance goals during the applicable restriction period. While the Plan does not fix minimum vesting periods, all restricted stock awards granted under the Plan in 2004 ordinarily vest over a three year period, except for awards to AirTran’s directors.

Other Stock-Based Awards

The compensation committee may, subject to limitations under applicable law, grant other awards that are payable in or valued relative to shares of our common stock as deemed by the compensation committee to be consistent with the purposes of the Plan, including without limitation shares of common stock awarded purely as a bonus and not subject to any restrictions or conditions. The compensation committee will determine the terms and conditions of any other stock-based awards.

Performance Goals

In order to preserve full deductibility under Section 162(m) of the Internal Revenue Code, the compensation committee may determine that any award will be selected solely on the basis of:

•	the achievement by the Company or a subsidiary of the Company of a specified target return, or target growth in return, on equity or assets,

•	total stockholder return, described as our stock price appreciation plus reinvested dividends, relative to a defined comparison group or target over a specific performance period,

•	our stock price,

•	the achievement by the Company or a business unit or subsidiary of the Company, of a specified target, or target growth in net income, earnings per share or similar measures,

•	any other criteria which would meet the performance based requirement of Section 162(m), or

•	any combination of the above.

If an award is made on this basis, the compensation committee must establish goals prior to the beginning of the period for which the performance goal relates, or by a later date as may be permitted under applicable tax regulations, and the compensation committee may for any reason reduce, but not increase, any award, notwithstanding the achievement of a specified goal. Any payment of an award granted with performance goals will be conditioned on the written certification of the compensation committee in each case that the performance goals and any other material conditions were satisfied.

Limitations on Transfers and Beneficiaries

No award under the Plan is assignable or transferable other than by will or the laws of descent and distribution. However, the compensation committee may permit other transfers it deems appropriate.

Acceleration upon Certain Events

Any options or stock appreciation rights will thereafter continue or lapse in accordance with the other provisions of the Plan and the award agreement. In addition, the compensation committee may at any time in its discretion declare any or all awards to be fully or partially vested and exercisable. The compensation committee may discriminate among participants or among awards in exercising such discretion.

Termination and Amendment

The Board or the compensation committee, pursuant to delegated authority, may at any time suspend, amend or terminate the Plan in any respect at any time without stockholder approval, but it may condition any such action on the approval of AirTran’s stockholders if such approval is necessary or advisable, including under tax, securities or other applicable laws, policies or regulations. The Board or compensation committee may, subject to certain specified limitations, suspend, amend or terminate any outstanding award without approval of the participant, but an amendment or termination may not, without the participant’s consent, reduce or diminish the value of the award determined as if such award had been exercised, vested, cashed in or otherwise settled on the date of the amendment or termination.

New Plan Benefits

All executive and non-executive officers, employees and directors of the Company shall be eligible for awards under the Plan as determined by the compensation committee in its discretion. It is not possible, however, to determine the benefits and amounts that will be received by any individual participant or group of participants in the future.

Federal Income Tax Information

The following discussion is a summary of the federal income tax provisions relating to the grant and exercise of awards under the Plan and the subsequent sale of common stock acquired under the Plan. The tax effect of exercising awards may vary depending upon the particular circumstances, and the income tax laws and regulations change frequently.

Nonqualified Stock Options. There will be no federal income tax consequences to a participant or to us upon the grant of a nonqualified stock option. When the participant exercises a nonqualified option, however, he will realize ordinary income in an amount equal to the excess of the fair market value of the option shares that he receives upon exercise of the option at the time of exercise over the exercise price, and we will be allowed a corresponding deduction, subject to limitations under Section 162(m) of the Internal Revenue Code. Any gain (loss) that a participant realizes when the participant later sells or disposes of the option shares will be either a short-term or a long-term capital gain (loss), depending on how long the participant held the shares.

Incentive Stock Options. There typically will be no federal income tax consequences to a participant or to us upon the grant or exercise of an incentive stock option. If the participant holds the option shares for the required holding period of at least two years after the date the option was granted or one year after exercise of the option, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and we will not be entitled to a federal income tax deduction. If the participant disposes of the option shares in a sale, exchange or other disqualifying disposition before the required holding period ends, he will realize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and we will be allowed a federal income tax deduction equal to such amount, subject to certain limitations under Section 162(m) of the Internal Revenue Code. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the participant’s alternative minimum taxable income.

Stock Appreciation Rights. The participant will not recognize income, and we will not be allowed a tax deduction, at the time a stock appreciation right is granted. When the participant exercises the stock appreciation right, the fair market value of the shares of common stock received will be ordinary income, and we will be allowed a federal income tax deduction equal to such amount, subject to certain limitations under Section 162(m) of the Internal Revenue code.

Restricted Stock. Unless a participant makes an election to accelerate recognition of the income to the date of grant as described below, the participant will not recognize income, and we will not be allowed a tax deduction, at the time a restricted stock award is granted. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock as of that date, less any amount he paid for the stock, and we will be allowed a corresponding tax deduction at that time, subject to certain limitations under Section 162(m) of the Internal Revenue Code. If the participant files an election under Section 83(b) of the Internal Revenue Code within 30 days after the date of grant of the restricted stock, he will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date, less any amount a participant paid for the stock, and we will be allowed a corresponding tax deduction at that time, subject to specified limitations under Section 162(m) of the Internal Revenue Code. Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, he will not be able to recover the tax previously paid pursuant to his Section 83(b) election.

Performance Shares. A participant will not recognize income, and we will not be allowed a tax deduction, at the time performance shares are granted. When the participant receives the payment under the performance shares, the fair market value of the shares of stock received will be ordinary income to the participant, and we will be allowed a corresponding tax deduction at that time, subject to specified limitations under Section 162(m) of the Internal Revenue Code.

The following table sets forth certain information concerning certain awards granted under the Plan.

EXISTING GRANTS UNDER 2002 LONG TERM INCENTIVE PLAN

Name	Shares of Restricted Stock Granted	Aggregate Market Value of Restricted Stock at Date of Grant(1)	Shares of Number of Common Stock Underlying Options Granted(2)	Average Option Exercise Price($/share)(3)	Market Value of Shares Underlying Options(5)
Joseph B. Leonard, Chairman of the Board and Chief Executive Officer(4)	400,000	$4,280,000	0	N/A	N/A

Robert L. Fornaro, Pres. And Chief Operating Officer	92,000	$984,400	345,000	$5.17	$1,338,600

Stanley J. Gadek, Sr. Vice Pres. And Chief Financial Officer	29,000	$310,300	107,000	$5.77	$350,960

Stephen J. Kolski, Sr. Vice President	27,500	$294,250	100,000	$5.67	$338,000

Richard P. Magurno, Sr. Vice Pres., General Counsel and Secretary	27,500	$294,250	105,000	$5.63	$359,100

All Executive Officers as a group (5 persons)	576,000	$6,163,200	657,000	$5.37	$2,417,760

All non-employee directors as a group (8 persons)	15,000	$160,500	35,000	$7.65	$49,000

All employees other than Executive Officers as a group (1,050 persons)	0	N/A	1,857,271	$8.09	$1,782,980

(1)	Represents all shares of restricted stock granted under the Plan to named individuals or groups, whether or not such shares are currently restricted.
(2)	Represents all Options granted under the Plan to the named individuals or groups, whether or not such options are currently outstanding. Options granted under the Plan have a 10 year term and vest ratably over a three year period beginning with the first anniversary of the date of grant except that options granted to directors prior to 2003 vest over three year terms and options granted to directors during and subsequent to 2003 to directors vest immediately upon grant. Options granted under the Plan generally become exercisable upon vesting.
(3)	Options under the 2002 Long Term Incentive Plan have been granted on three separate occasions with per share exercise price ranging from $3.90 to $13.03. Granted options expire on various dates, which range from July 25, 2012 to May 4, 2014.
(4)	No other person received five percent or more of the options or shares of restricted stock awarded under the Plan.
(5)	Market value of stock underlying options measured based on the difference between the exercise price for the applicable option and the closing price of Company’s shares on NYSE on March 31, 2004.

EXECUTIVE COMPENSATION

Compensation Committee Report On Executive Compensation.

Overview. The compensation of our executive officers is determined by the compensation committee of our board of directors on an annual basis. Our compensation committee considers all elements of compensation in making its determinations. With respect to those executive officers who do not serve on our board of directors, our compensation committee also considers the recommendations of our chairman of the board and chief executive officer. The principal elements of compensation for our executive officers are base salary, short-term incentives, generally in the form of cash bonus programs, and long-term incentives, generally in the form of stock awards and stock options.

The goal of the committee has been to adopt a compensation approach that is basically simple, internally equitable and externally competitive, and that attracts, motivates and retains qualified people capable of contributing to the growth, success and profitability of the Company, thereby contributing to long-term shareholder value.

The committee has determined that competitive considerations merit the use of employment contracts or severance agreements for certain members of senior management. Accordingly, certain compensation criteria may be more difficult to adjust on an annual basis. Certain of our employment or severance contracts contain “change in control” provisions. We have designed our change in control policies to help keep employees focused on their jobs during the uncertainty that accompanies a change in control, to preserve benefits after a change in control transaction, and to help us attract and retain key talent.

The three key elements of executive compensation are base salary, short-term incentives and long-term incentives.

Base Salaries. The Company’s base salaries are intended to be consistent with its understanding of competitive practices, levels of executive responsibility, qualifications necessary for the particular executive position, and the expertise and experience of the executive officer. Salary adjustments reflect the committee’s belief as to competitive trends, the performance of the individual and, to some extent, the overall financial condition of the Company.

Short-Term Incentives. The short-term incentive for an executive is the opportunity to earn an annual cash bonus. The committee has concluded that bonus payments should be primarily based on the achievement of specific predetermined profit and expense control targets while a smaller portion should be discretionary based on the committee’s evaluation of an executive’s individual performance in specific qualitative areas.

We adopted an executive incentive compensation plan in 2002 under which Mr. Leonard and other executives became eligible for an annual incentive bonus based on three performance criteria, (a) profitability, (b) cost control and (c) individual performance goals. The Plan for the fiscal year ended December 31, 2004 and incentive bonuses from $135,000 to $600,000 were paid for the 2004 year to our executive officers who were employed during the entire year. These bonuses were calculated in accordance with the executive incentive compensation plan. When determining bonuses for executive officers, we particularly took into account two factors, AirTran’s performance as compared to its industry peers and the unusual increase in the cost of fuel.

Long-Term Incentives. While salary and short-term incentives are primarily designed to compensate current and past performance, the primary goal of the long-term incentive compensation program is to directly link management compensation with the long-term interests of the shareholders. For many years, the Company used stock options to provide that link. Based on changes in U.S. accounting rules and a general trend toward increased use of restricted stock and decreased use of stock options, beginning with Mr. Leonard’s new employment agreement in October of 2004, the compensation committee has increased the number of awards using restricted stock and decreased the number utilizing stock options. In 2004, 92,000 stock options and 457,000 shares of restricted stock were granted to the executive officers of the Company.

As noted above, we historically have relied heavily on stock options to provide incentive compensation to our executive officers and other key employees and to align their interests with those of our stockholders. In that regard, stock options were granted to all of our officers (other than the chief executive officer) during 2004. All of these options are exercisable at fair market value. All of the options granted to our executive officers will vest over three years. The vesting schedule is designed to encourage employment with us throughout the vesting period. No options were granted to Mr. Leonard during the year in light of the options granted to him in 2001 in connection with his execution of a three-year employment contract in that year and in light of the execution of a new employment contract in 2004 which provided a restricted stock grant. In the future, we intend to rely primarily on restricted stock grants to provide long-term incentive compensation to our officers and key employees, without excluding the possibility of continuing to also grant stock options as a form of incentive compensation.

Chief Executive Officer Compensation. From September 6, 2001 until September of 2004, the base salary of our chairman of the board and chief executive officer during 2004 (Joseph B. Leonard) was established at $400,000 per year pursuant to negotiations between Mr. Leonard and the outside board members. Such negotiations were pursuant to the 2001 employment agreement between the Company and Mr. Leonard, as amended.

On October 28, 2004, we entered into a new employment agreement with Mr. Leonard effective as of September 7, 2004. The new agreement has a term of three years, subject to automatic renewal for additional one-year terms unless earlier terminated by the Company or Mr. Leonard. The agreement generally will continue in effect during its term as long as Mr. Leonard is chairman of the Company but permits his voluntary retirement as CEO at any time. It provides for an annual base salary for Mr. Leonard of at least $450,000, and provides for additional benefits including, but not limited to: (i) annual cash incentive awards based upon Mr. Leonard’s performance and that of the Company in accordance with management’s incentive plan, (ii) a stock grant of 400,000 shares of the Company’s common stock, (iii) reimbursement for medical and dental expenses incurred by Mr. Leonard and his spouse, (iv) post-retirement medical and dental benefits for Mr. Leonard and his spouse in accordance with Company plans then in place; and (v) free air transportation for Mr. Leonard and his spouse for their lifetimes on any route maintained by the Company. Mr. Leonard received the grant of restricted stock in October 2004. Such shares vested 10% on October 26, 2004, 10% on November 26, 2004, 10% on December 27, 2004, 10% on January 26, 2005, and will vest 30% on September 7, 2005 and 30% on September 7, 2006, subject to accelerated vesting in the event of Mr. Leonard’s death, disability, termination without cause or upon a change in control, as defined. In the event Mr. Leonard resigns as CEO but remains as chairman of the Company, any unvested awards will vest at a reduced rate equal to only 70% of the original grant.

Tax Considerations. As one of the factors in its review of compensation matters, the compensation committee considers the anticipated tax treatment to the Company and to the executives of various payments and benefits.

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) generally limits to $1 million the amount that a publicly-held corporation is allowed each year to deduct for the compensation paid to each of the corporation’s chief executive officer and the corporation’s four most highly compensated executive officers, other than the chief executive officer. However, “performance-based” compensation is not subject to the $1 million deduction limit. In general, to qualify as performance-based compensation, the following requirements must be satisfied: (i) payments must be computed on the basis of an objective, performance-based compensation standard determined by a committee consisting solely of two or more “outside directors,” (ii) the material terms under which the compensation is to be paid, including the business criteria upon which the performance goals are based, and a limit on the maximum amount which may be paid to any participant pursuant to any award with respect to any performance period, are approved by a majority of the corporation’s stockholders, and (iii) the committee certifies that the applicable performance goals were satisfied before payment of any performance-based compensation is made.

Although the Company’s stock option plans generally have been structured with the goal of complying with the requirements of Section 162(m), and the compensation committee believes stock options awarded thereunder should qualify as “performance-based” compensation exempt from limitations on deductibility under Section 162(m), the deductibility of any compensation, including the restricted stock grant to Mr. Leonard, was not a condition to any compensation decision. Except for compensation paid to Mr. Leonard, based on current compensation levels, the Company does not expect its ability to deduct executive compensation to be limited by operation of Section 162(m). However, due to interpretations and changes in the tax laws, some types of compensation payments and their deductibility depend on the timing of an executive’s vesting or exercise of previously granted rights and other factors beyond the compensation committee’s control which could affect the deductibility of compensation.

The compensation committee will continue to carefully consider the impact of Section 162(m) when designing compensation programs, and in making compensation decisions affecting the Company’s Section 162(m) covered executives. We fully expect the majority of future stock awards will be excludable from the Section 162(m) $1million limit on deductibility, since vesting of any such awards will likely be tied to performance-based criteria, or be part of compensation packages which are less than $1 million dollars. Nonetheless, the compensation committee believes that in certain circumstances, as in that of Mr. Leonard, factors other than tax deductibility are more important in determining the forms and levels of executive compensation most appropriate and in the best interests of the Company and its shareholders. Given our dynamic and rapidly changing industry and business, as well as the competitive market for outstanding leadership talent, we believe that it is important for the compensation committee to retain the flexibility to design compensation programs consistent with its compensation philosophy for the Company, even if some executive compensation is not fully deductible. The compensation paid to Mr. Leonard under his new employee agreement is one such instance.

Compensation Committee Charter. This charter sets forth the duties and responsibilities of the committee, a copy of which is attached to this proxy statement as Appendix B.

Authorization. This report has been submitted by the compensation committee:

COMPENSATION COMMITTEE

Jere A. Drummond	William J. Usery, Jr.

The foregoing report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

Other Executive Compensation Information

The following sections of this proxy statement set forth compensation information relating to the chief executive officer and the four most highly compensated executive officers of the Company, other than the chief executive officer (collectively, the “named executive officers”), for the fiscal year ended December 31, 2004.

Summary Compensation Table

The following table shows the compensation awarded or paid by AirTran for services rendered for the fiscal years ended December 31, 2004, 2003 and 2002 to the chief executive officer and the named executive officers.

	Annual Compensation(1)				Long-Term Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation	Restricted Stock Awards(2)(3)		Securities Underlying Options (#)	Long-Term Incentive Plan Payouts ($)	All Other Compensation(4) ($)
Joseph B. Leonard. Chairman of the Board and Chief Executive Officer	2004 2003 2002	405,769 400,000 397,692	600,000 600,000 540,000	0 0 0	4,668,000 0 0	(5)	0 0 0	0 0 0	0 0 0

Robert L. Fornaro, Pres. And Chief Operating Officer(2)	2004 2003 2002	385,577 361,058 327,115	450,000 350,000 285,000	0 0 0	416,960 0 0	(6)	45,000 150,000 150,000	0 0 0	1,300 1,294 810

Stephen J. Kolski, Sr. Vice President(2)	2004 2003 2002	218,462 201,635 183,221	143,000 126,750 83,125	0 0 0	97,725 0 0	(6)	15,000 40,000 45,000	0 0 0	1,300 1,200 833

Stanley J. Gadek, Sr. Vice Pres. and Chief Financial Officer	2004 2003 2002	210,577 191,635 175,942	155,000 92,500 80,750	0 0 0	117,270 0 0	(6)	17,000 45,000 45,000	0 0 0	0 0 0

Richard P. Magurno, Sr. Vice Pres., General Counsel and Secretary	2004 2003 2002	203,923 189,356 174,789	135,000 91,250 80,750	0 0 0	97,725 0 0	(6)	15,000 45,000 45,000	0 0 0	0 0 0

(1)	The amounts shown do not include certain indirect compensation, perquisites, and other personal benefits, including air travel passes for travel for the named officer and his immediate family, the value of which for each executive officer did not exceed the lesser of $50,000 or 10% of the aggregate compensation for such officer.
(2)	All Restricted shares granted to officers conferred upon them the same rights as are conferred upon any shareholder of common stock. These rights include the ability to receive dividend distributions if the Company decides to grant dividend payments in the future.
(3)	The number of shares of restricted stock and the value of such restricted stock at year end based on the $10.70 closing price of the Company shares on the NYSE on December 31, 2004 for each of the named executive officers was as follows:

Name	Total Restricted Stock Owned at December 31, 2004	Value at December 31, 2004
Joseph B. Leonard, Chairman of the Board and Chief Executive Officer	400,000	$4,280,000

Robert L. Fornaro, President and Chief Operating Officer	92,000	$984,400

Stanley J. Gadek, Sr., Vice President and Chief Financial Officer	9,000	$96,300

Stephen J. Kolski, Senior Vice President	7,500	$80,250

Richard P. Magurno, Senior Vice President, General Counsel and Secretary	7,500	$80,250
(4)	Messrs. Fornaro and Kolski’s “other compensation” consists of matching contributions made by us to their respective 401(k) accounts.

(5)	Mr. Leonard was granted 400,000 shares of restricted stock in October 2004. Such shares vested 10% as of October 26, 2004, 10% on November 26, 2004, 10% on December 27, 2004 and will vest 10% as of January 26, 2005, 30% as of September 7, 2005 and 30% as of September 7, 2006, subject to accelerated vesting in the event of Mr. Leonard’s death, disability, termination without cause or upon a change in control as defined. In the event Mr. Leonard resigns as CEO but remains as Chairman any unvested options will vest at a reduced rate equal to only 70% of the original grant.
(6)	Messrs Fornaro, Kolski, Gadek and Magurno were granted restricted stock awards of 32,000, 7,500, 9,000, and 7,500 shares, respectively, during the 2004 fiscal year. These shares were worth $342,400, $80,250, $96,300 and $80,250, respectively, on December 31, 2004. These shares all vest on the same schedule. They vested 1/3 on January 21, 2005 and will vest 1/3 each on January 21, 2006 and January 21, 2007.

Option Grants in Last Fiscal Year

The table below sets forth information regarding all stock options granted in the 2004 fiscal year under our stock option plans to our executive officers named in the Summary Compensation Table above.

Name	Number of Securities Underlying Options Granted	% of Total Options Granted to Employees in Fiscal Year	Exercise Price	Expiration Date	Potential Realized Value at Assumed Annual Rates of Stock Appreciation(1)($)
					5%	10%
Joseph B. Leonard	0	0	N/A	N/A	N/A	N/A
Robert L. Fornaro	45,000	8.75%	13.03	1/21/2014	237,150	774,000
Stephen J. Kolski	15,000	2.92%	13.03	1/21/2014	79,050	258,000
Stanley J. Gadek	17,000	3.31%	13.03	1/21/2014	89,590	292,400
Richard P. Magurno	15,000	2.92%	13.03	1/21/2014	79,050	258,000

(1)	The dollar amounts under these columns are the result of calculations at the 5% and 10% rates set by the SEC and therefore are not intended to forecast possible future appreciation, if any, of the price of our stock.

Aggregated Option Exercises Last Fiscal Year And Fiscal Year-End Option Values

The following table shows information about stock option exercises during fiscal 2004 and unexercised stock options at December 31, 2004 for the named executive officers.

			Number of Shares Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised In-The-Money Options at Fiscal Year-End
Name	Shares Acquired on Exercise (#)	Value Realized ($)(1)	Exercisable (#)	Unexercisable (#)	Exercisable ($)(2)	Unexercisable ($)(2)
Joseph B. Leonard	—	—	1,745,086	0	11,757,473	0
Robert L. Fornaro	258,188	2,032,950	406,612	145,000	1,915,929	385,000
Steven J. Kolski	50,000	452,250	113,333	56,667	516,681	256,669
Stanley J. Gadek	55,000	491,750	165,000	62,000	888,350	276,000
Richard P. Magurno	—	—	230,000	60,000	1,313,800	314,530

(1)	We base this value on the spread between the exercise price and the closing price of our common shares on the New York Stock Exchange at exercise.
(2)	We base this value on the $10.70 closing price of our common shares on the New York Stock Exchange on December 31, 2004.

Long-Term Incentive Plan Awards

The Company did not grant any awards to named executive officers during the fiscal year ended December 31, 2004, under any long-term incentive plan as defined under applicable SEC rules.

Equity Compensation Plan Information

The following table provides information about the shares of common stock that may be issued upon the exercise of option and other awards under the Company’s existing equity compensation plans as of December 31, 2004.

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and right	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(1)	7,471,507	$7.20	1,202,060
Equity compensation plans not approved by security holders	—	n/a	—
Total	7,471,507	$7.20	1,202,060

(1)	Includes our 1993, 1994, 1995 and 1996 Stock Option Plans and our 2002 Long-Term Incentive Plan.

Compensation Committee Interlocks and Insider Participation

Our compensation committee consists of Jere A. Drummond and William J. Usery, Jr., neither of whom is an officer or employee of the Company.

Employment Agreements and Change of Control Arrangements

Joseph B. Leonard. On October 28, 2004, we entered into a new employment agreement with Mr. Leonard effective as of September 7, 2004. The new agreement has a term of three years, subject to automatic renewal for additional one-year terms unless earlier terminated by the Company or Mr. Leonard. The agreement generally will continue in effect during its term as long as Mr. Leonard is chairman of the Company but permits his voluntary retirement as CEO at any time. It provides for an annual base salary for Mr. Leonard of at least $450,000, and provides for additional benefits including, but not limited to: (i) annual cash incentive awards based upon Mr. Leonard’s performance and that of the Company in accordance with management’s incentive plan, (ii) stock grants of 400,000 shares of the Company’s common stock, (iii) reimbursement for medical and dental expenses incurred by Mr. Leonard and his spouse, (iv) post-retirement medical and dental benefits for Mr. Leonard and his spouse in accordance with Company plans then in place; and (v) free air transportation for Mr. Leonard and his spouse for their lifetimes on any route maintained by the Company. Mr. Leonard received the grants of restricted stock in October 2004. Such shares vested 10% as of October 26, 2004, 10% as of November 26, 2004, 10% as of December 27, 2004 and will vest 10% as of January 26, 2005, 30% as of September 7, 2005 and 30% as of September 7, 2006, subject to accelerated vesting in the event of Mr. Leonard’s death, disability, termination without cause or upon a change in control as defined.

In the event of a Change of Control (as defined under the employment agreement), if either Mr. Leonard, in his sole discretion, within twenty-four (24) months following the Change of Control, or if the Company, within six (6) months before, or twenty-four (24) months following the Change of Control, for any reason other than death, Disability or Cause, elects to terminate Mr. Leonard’s employment agreement, he will be entitled to:

•	Immediate vesting of any unvested stock options and/or stock grants made prior to the Change of Control;

•	Continued participation in any health or insurance plans maintained by the Company;

•	Retention of travel benefits

•	Full base salary through the date of termination at the rate in effect at the time that the notice of termination is served, plus all other amounts to which Mr. Leonard is entitled under any benefit or compensation plan at the time such payments are due under the terms of such plans, even if the payment obligation arises after the date of termination;

•	A lump sum payment equal to the greater of: (i) two times the sum of Mr. Leonard’s total salary and bonus during the 12-month period prior to the Change or Control, or (ii) two times the sum of the average annual salary and average annual bonus paid to Mr. Leonard during the three (3) years prior to the Change of Control; and

•	If all or any portion of the amounts payable to Mr. Leonard or his estate under his employment agreement or otherwise are subject to the excise tax imposed by Section 4999 of the code (or similar state tax and/or assessment) (the so-called “golden parachute tax”), the Company will pay to Mr. Leonard an amount necessary to place him in the same after-tax position he would have been in had no such excise tax been imposed, increased to the extent necessary to pay income and excise taxes due on such gross-up.

In the event Mr. Leonard resigns as CEO, other than in connection with a Change in Control, but remains as Chairman, any unvested awards will vest at a reduced rate equal to only 70% of the original grant. In the event Mr. Leonard is terminated without cause, other than in connection with a Change in Control, he will be entitled to a lump sum payment equal to his salary plus the amount of his incentive award for the previous year, immediate vesting of stock options and restricted stock awards, and continued travel and certain other benefits.

Prior to entering into the new employment agreement, we employed Mr. Leonard pursuant to an amended employment agreement with him which we entered into on September 6, 2001. The 2004 agreement term expired on September 6, 2004. Mr. Leonard’s base salary under his 2001 employment agreement was $400,000 per year, subject to annual review by our board of directors, and he was eligible to earn a bonus of up to 150% of his base salary each year based on our profitability during the year. The 2001 employment agreement also provided that, upon a change of control, all of Mr. Leonard’s stock options would become vested, and Mr. Leonard would be entitled to a lump sum payment equal to the greater of his compensation for the previous twelve months or the average of his annual compensation for the previous three years. In connection with the execution of the 2001 employment agreement, Mr. Leonard was granted 1,000,000 options vesting 40% upon the signing of the old agreement and 30% the first and second anniversaries of such agreement. The 2001 agreement also provided for severance pay of $500,000 to Mr. Leonard in the event Mr. Leonard’s employment was terminated by us without cause

Other Executive Officers. Upon a termination of employment of Messrs. Fornaro, Gadek, Kolski, or Magurno after a change of control, the employee will be entitled to a continuance of his salary for a two-year period and all of his stock options and restricted stock grants will become vested.

Robert L. Priddy. In connection with the retirement of Mr. Priddy as an executive officer of our Company in 1997, we entered into a consulting agreement with Mr. Priddy. Our consulting agreement with Mr. Priddy provided for payments of $100,000 per year through 2002, $20,000 per year for 2003 and 2004, and for certain health and medical benefits.

Lewis H. Jordan. In connection with the retirement of Mr. Jordan as an executive officer of our Company in 1997, we entered into a consulting agreement with Mr. Jordan. Our consulting agreement with Mr. Jordan provided for payments of $100,000 per year to Mr. Jordan and his affiliated company through 2002, $20,000 per year for 2003 and 2004, and for certain health and medical benefits.

STOCK PRICE PERFORMANCE GRAPH

The following stock price performance graph compares our performance to the New York Stock Exchange Composite Index and the Standard & Poor’s Airlines Index. The stock price performance graph assumes an investment of $100 in our stock and the two indexes, respectively, on December 31, 1999, and further assumes the reinvestment of all dividends. As of December 31, 2004, the Standard & Poor’s Airlines Index included AMR Corporation, Delta Air Lines and Southwest Airlines. Stock price performance, presented for the period from December 31, 1999 through December 31, 2004 is not necessarily indicative of future results.

Source: Standard & Poor’s

PERFORMANCE DATA

Cumulative Value of $100 invested on December 31, 1999

	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04
AirTran Holdings, Inc.	$100.00	$160.00	$145.66	$86.07	$262.62	$236.14

NYSE Composite Index	$100.00	$101.01	$90.70	$72.72	$94.01	$105.44

Standard & Poor’s Airlines
Index	$100.00	$149.00	$100.39	$61.83	$66.38	$64.48

The stock price performance graph and performance data shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

CERTAIN ACCOUNTING AND AUDITING MATTERS

Report Of The Audit Committee

The authority, duties and responsibilities of the audit committee of the board of directors of the Company are set forth in detail in the written audit committee charter, which was adopted by the board of directors of the Company and which complies with the applicable rules of the New York Stock Exchange. The audit committee has four members, each of whom is independent, under both the applicable rules of the New York Stock Exchange as well as the Company’s corporate governance policies. In accordance with section 407 of the Sarbanes-Oxley Act of 2002, Don L. Chapman and G. Peter D’Aloia have been identified as “Audit Committee Financial Experts”.

The audit committee reviews and assesses the adequacy of its charter on an annual basis. A copy of the audit committee charter is attached to this proxy statement as Appendix A and is available on the Company’s website, www.AirTran.com.

The Company’s management is responsible for preparing the Company’s financial statements and has represented to the Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The independent auditors are responsible for auditing the financial statements. The audit committee is responsible for overseeing the Company’s financial reporting process on behalf of the board of directors. Management of the Company has the primary responsibility for the Company’s financial reporting process, principles and internal controls as well as preparation of its financial statements. The Company’s independent auditors are responsible for performing an audit of the Company’s financial statements and expressing an opinion as to the conformity of such financial statements with accounting principles generally accepted in the United States.

The audit committee has reviewed and discussed the Company’s audited financial statements as of and for the year ended December 31, 2004 with management and the independent auditors. The audit committee has discussed with the independent auditors the matters required to be discussed under auditing standards generally accepted in the United States, including those matters set forth in Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently in effect. The independent auditors have provided to the audit committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and the audit committee has also considered whether the independent auditors’ provision of information technology and other non-audit services to the Company is compatible with maintaining the auditors’ independence. The audit committee has concluded that the independent auditors are independent from the Company and its management.

The committee met eight times during the 2004 fiscal year. In addition, the members of the committee reviewed, and the chairman of the committee discussed with management and Ernst & Young LLP (the Company’s independent auditors), the interim financial information contained in each quarterly earnings release prior to the release of such information to the public.

The audit committee discussed with the Company’s independent auditors the overall scope and plans for their respective audits. The audit committee meets with the independent auditors, with and without management present, to discuss the results of the examinations, their evaluations of the Company’s internal controls, and the overall quality of the company’s financial reporting. In addition, the audit committee met with the Chief Executive Officer and Chief Financial Officer of the Company to discuss the processes that they have undertaken to evaluate the accuracy and fair presentation of the Company’s financial statements and the effectiveness of the Company’s system of disclosure controls and procedures.

The committee has reviewed and discussed the audited consolidated financial statements of the Company for the fiscal year ended December 31, 2004 with management and Ernst & Young, including discussing with Ernst & Young the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended.

The audit committee received from Ernst & Young the written disclosures, including the letter, required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” has discussed with Ernst & Young the subject of their independence in connection with their performance of services for the Company, has considered whether the independent auditor’s provision of non-audit services to the Company is compatible with maintaining the auditor’s independence, and believes the provision of such non-audit services is compatible.

As a result of the reviews and discussions with management and Ernst & Young referred to above, the audit committee recommended to the board of directors and the board has approved that the audited financial statements of the Company be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2004, for filing with the Securities and Exchange Commission.

The fees paid to the Company’s auditors, Ernst & Young, as well as the policy on pre-approval of audit and non-audit services are set forth elsewhere in the Company’s 2005 proxy.

This report has been submitted by the audit committee:

Don L. Chapman	J. Veronica Biggs	G. Peter D’Aloia	John F. Fiedler

The foregoing report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933

Policy On Pre-Approval Of Services Provided By Independent Auditor

Pursuant to the requirements of the Sarbanes-Oxley Act of 2002, and the Company’s audit committee charter, the terms of the engagement of Ernst & Young, LLP and all auditing services and non-audit services to be performed for the Company by its independent auditors are subject to the specific pre-approval of the audit committee, except where such services are determined to be de minimus under the Exchange Act. All audit and permitted non-audit services to be performed by Ernst & Young, LLP require pre-approval by the audit committee in accordance with pre-approved procedures established by the audit committee. The audit committee may delegate to one or more designated members of the audit committee who are independent directors of the board of directors, the authority to grant such pre-approvals. The decisions of any member to whom such authority is delegated are presented to the full audit committee at the next scheduled meeting of the committee. Internal control procedures require all proposed engagements of Ernst & Young, LLP for services of any kind to be directed to the Company’s Chief Financial Officer and then submitted for approval to the audit committee or its designee prior to the beginning of any services.

In fiscal 2004, 100% of the audit fees, audit related fees, and tax fees were approved either by the audit committee or its designee. Subject to the transition provisions of applicable law, the fees paid to the independent auditors that are shown in the chart above for 2003 also were pre-approved by the audit committee. The audit committee has considered whether the provision of non-audit services by the Company’s independent auditors in 2004 or currently is compatible with maintaining auditor independence, and believes that the provision of such services is compatible.

Principal Accounting Firm Fees

The following table shows the type of services and the aggregate fees billed to AirTran for the specified types of services during the fiscal years ending December 31, 2004 and 2003 by AirTran’s principal accounting firm, Ernst & Young, LLP. Descriptions of the service types follow the table.

Services Rendered	2003	2004
Audit Fees	$815,000[1]	$1,260,000[3]
Audit Related Fees	$0	$0
Tax Fees	$185,000	$124,000
All Other Fees	$3,500[2]	$3,500[2]

1	Includes approximately $213,000 in fees related to debt and equity offerings in 2003.
2	Fees for Ernst & Young LLP online subscription
3	These fees include a $626,000 charge for additional services conducted pursuant to the requirements imposed on the Company under the Sarbannes-Oxley Act of 2002.

Description of Services

Audit Fees

The aggregate fees billed by Ernst & Young, LLP for each of the last two fiscal years include fees for professional services rendered for the audit of the Company’s annual financial statements, review of financial statements included in the Company’s quarterly reports on Form 10-Q and services that were provided in connection with statutory and regulatory audits, filings, or engagements and other attest services and the issuance of comfort letters and consents and, in 2003, in connection with the offering of the Company’s debt and equity securities.

Audit-Related Fees

The aggregate fees billed by Ernst & Young, LLP in each of the last two fiscal years include fees for assurance and related services that were reasonably related to the performance of the audit or review of the Company’s financial statements. The nature of the services performed for these fees may have included, among other things, employee benefit plan audits, internal control reviews, Sarbanes-Oxley Act Section 404 internal control project assistance, attest services not required by statute or regulation and consultations concerning financial accounting and reporting matters not classified as an audit.

Tax Fees

The aggregate fees billed by Ernst & Young, LLP in each of the last two fiscal years include fees for professional services rendered for tax compliance, including tax planning and the preparation of tax audits.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires directors and certain officers of the Company and owners of more than 10% of the Company’s common stock to file an initial ownership report with the Securities and Exchange Commission and a monthly or annual report listing any subsequent change in their ownership of any of the Company’s equity securities. Based solely upon a review of the copies of those reports furnished to the Company during the past year and written representations to it that no other reports were required, the Company believes that, during the year ended December 31, 2004, all filing requirements applicable to its directors, executive officers and 10% beneficial owners, if any, were complied with, except that Mr. Chapman inadvertently failed to timely file a Form 4 to report his acquisition of 5,597 shares on February 12, 2004. A Form 4 to report such acquisition was filed on February 18, 2005. In addition, due to inadvertent clerical errors, the Company failed to cause Form 4 reports to be timely filed on behalf of Ms. Biggins and Messrs. Chapman, Drummond, Fiedler, Jordan, Priddy and Usery to report the award of 2,000 shares of restricted stock which were granted to each of such directors on May 20, 2004. Corrective filings to report such grant were made on February 17 and February 18, 2005.

INDEPENDENT PUBLIC ACCOUNTANTS

Ernst & Young, LLP has performed an audit of the Company’s financial statements annually since 1962. It is anticipated that representatives of Ernst & Young, LLP will be present at the annual meeting of shareholders to respond to appropriate questions and to make a statement if such representatives so desire.

The board of directors of the Company annually appoints the independent public accountants for the Company after receiving the recommendation of its audit committee.

COST OF SOLICITATION

The cost of solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxy solicitations may be made by directors, officers and employees of the Company, personally or by telephone or other means of communication, without receiving additional compensation. It is also anticipated that banks, brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting material to their principals and to obtain authorization for the execution of proxies. The Company will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses. The Company has also engaged Georgeson Shareholder Communications, Inc. for a fee not to exceed $10,000 to assist in the solicitation of proxies.

REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION OF PROXY PROPOSALS, PROPOSED NOMINATION OF DIRECTORS, AND OTHER BUSINESS OF SHAREHOLDERS

We plan to hold our 2006 annual meeting of stockholders during the month of May. Any proposal of a stockholder intended to be presented at the 2006 annual meeting of stockholders must be received by us for inclusion in the proxy statement and form of proxy for that meeting no later than December 12, 2005. If any proposal is submitted after that date, we are not required to include it in our proxy materials. Proposals should be submitted to the following address:

Corporate Secretary

AirTran Holdings, Inc.

9955 AirTran Boulevard

Orlando, Florida 32827

A notice of a proposed item of business should include a description of, and the reasons for, bringing the proposed business to the meeting, any material interest of the shareholder in the business, and certain other information about the shareholder.

Under our nomination procedures, and as SEC rules permit, shareholders must follow certain procedures to nominate a person for election as a director at an annual meeting. Under these procedures, shareholders must submit the proposed nominee by delivering a notice to the Secretary of the Company at our principal executive offices. We must receive notice no later than January 1 of each year for that year’s annual meeting, if the shareholder wishes the proposal to be considered by our nomination and governance committee.

A notice of a proposed nomination must include certain information about the shareholder and the nominee, as well as a written consent of the proposed nominee to serve if elected.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We have mailed our 2004 Annual Report to Shareholders in connection with this proxy solicitation. IF YOU WOULD LIKE A COPY OF OUR 2004 FORM 10-K, EXCLUDING CERTAIN EXHIBITS, PLEASE CONTACT RICHARD P. MAGURNO, CORPORATE SECRETARY, AIRTRAN HOLDINGS, INC., 9955 AIRTRAN BOULEVARD, ORLANDO, FLORIDA 32827.

OTHER MATTERS

Admission To Meeting

All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. Seating, however, may be limited. Admission to the meeting will be on a first-come, first-served basis. Please note that if you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date. Only stockholders as of the record date may attend the meeting. Each stockholder may be asked to present valid picture identification, such as a driver’s license or passport. Cameras, recording devices, cellular telephones, beepers and other electronic devices will not be permitted at the meeting.

Action on Other Matters at the Annual Meeting

At this time, we do not know of any other matters to be presented for action at the annual meeting other than those mentioned in the Notice of Annual Meeting of Stockholders and referred to in this proxy statement. If any other matter comes before the meeting, it is intended that the proxies will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.

STOCKHOLDERS ARE URGED TO DATE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. OR TO VOTE THEIR SHARES VIA TELEPHONE OR THE INTERNET YOUR COOPERATION WILL BE APPRECIATED. YOUR PROXY WILL BE VOTED, WITH RESPECT TO THE MATTERS IDENTIFIED THEREON, IN ACCORDANCE WITH ANY SPECIFICATIONS ON THE PROXY.

BY ORDER OF THE BOARD OF DIRECTORS,

Richard P. Magurno,

Secretary

APPENDIX A

AIRTRAN HOLDINGS, INC.

AUDIT COMMITTEE CHARTER

I. PURPOSE

The Audit Committee shall provide assistance to the Company’s Board of Directors (the “Board”) in fulfilling the Board’s responsibility to its shareholders and the investment community relating to the Company’s accounting, reporting practices, and the quality and integrity of the Company’s financial reports. The Audit Committee’s primary duties and responsibilities are to:

•	Oversee that management has maintained the reliability and integrity of the Company’s accounting policies and financial reporting and disclosure practices;

•	Oversee that management has established and maintained processes to assure that an adequate system of internal audit control is functioning within the Company;

•	Oversee that management has established and maintained processes to assure compliance by the Company with all applicable laws, regulations and corporate policy;

•	Assist the Board oversight of (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditors’ qualifications and independence, and (iv) the performance of the Company’s internal audit function and independent auditors;

•	Review the Company’s policies and compliance procedures regarding ethics; and

•	Prepare a report of the Audit Committee for inclusion in the proxy statement for the Company’s annual meeting of shareholders.

The Audit Committee intends to fulfill these responsibilities primarily by carrying out the activities enumerated in Section IV of this Charter.

II. COMPOSITION

The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent, in that each Audit Committee member may not, other than in his or her capacity as a director or member of any committee of the Board, (i) accept any consulting, advisory, or other compensatory fee from the Company; or (ii) be an affiliated person of the Company or any subsidiary thereof. In addition, each Audit Committee member shall meet the independence requirements of the New York Stock Exchange (“NYSE”); as such requirements may be changed from time to time, as set forth in the listing requirements of NYSE. A director who meets the definition of “independence” mandated for all Audit Committee members, but who also holds 20% or more of the Company’s stock (or who is a general partner, controlling shareholder or officer of any such holder) cannot chair, or be a voting member of, the Audit Committee.

All members of the Audit Committee shall be familiar with basic finance and accounting practices, and shall have one member who is a Financial Expert, as defined by the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Chair of the Audit Committee shall have accounting or related financial management expertise. The Company shall disclose, in its periodic reports required under the Exchange Act, whether or not, and if not, the reasons therefore; the Audit Committee is comprised of at least one Financial Expert, as defined by the Exchange Act.

If an Audit Committee member simultaneously serves on the audit committee of more than three public companies, the Board must determine that such simultaneous service would not impair such member’s ability to serve effectively on the Company’s Audit Committee and such determination must be disclosed in the Company’s annual proxy statement.

The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board and shall hold office until their resignations or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Audit Committee may designate a Chair by majority vote of the full Audit Committee membership.

III. MEETINGS

The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Audit Committee should meet at least annually with management, the director of the internal auditing department and the independent auditors separately to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately. In addition, the Audit Committee or at least its Chair shall meet separately with the independent auditors, internal auditors or other personnel responsible for the internal audit function and management at least quarterly prior to the issuance of the quarterly financial statements.

IV. RESPONSIBILITIES AND DUTIES

The Audit Committee, in its capacity as a committee of the Board of Directors, shall be directly responsible for the appointment, compensation, and oversight of the work of any registered public accounting firm employed by the Company (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and each registered public accounting firm shall report directly to the Audit Committee. To fulfill its responsibilities and duties, the Audit Committee shall:

Documents/Reports Review

1. Review and reassess, at least annually, the adequacy of this Charter and make recommendations to the Board, as conditions dictate, to update this Charter.

2. Review with management and the independent auditors the Company’s annual financial statements and Form 10-K prior to the filing of the Form 10-K or prior to the release of earnings, including a discussion with the independent auditors of the matters required to be discussed by Statement of Auditing Standards No. 61 (“SAS No. 61”) and including a discussion of the Company’s disclosures in the Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”) section.

3. Review with management and the independent auditors the Form 10-Q prior to its filing or prior to the release of earnings, including a discussion with the independent auditors of the matters required to be discussed by SAS No. 61 and including a discussion of the Company’s disclosures in the MD&A section. If the Audit Committee so delegates, the Chair of the Audit Committee may represent the entire Audit Committee for purposes of this review.

4. Review with management and the independent auditors the effect of regulatory and accounting initiatives that may affect the Company, as well as the effect of any off-balance sheet structures and transactions on the Company’s financial statements.

5. At the discretion of the Chair of the Audit Committee, prior to their issuance, review and discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

6. Discuss the Company’s policies with respect to risk assessment and risk management, and discuss the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

Independent Auditors

7. Review the performance of the independent auditors and appoint or terminate the independent auditors. The Audit Committee has the sole authority and responsibility to select, evaluate, and where appropriate, replace the outside auditors. In addition, the Audit Committee has the sole authority to approve all audit engagement fees and terms, as well as significant non-audit engagements with the independent auditors. The independent auditors are ultimately accountable to the Audit Committee and the entire Board for such auditors’ review of the financial statements and controls of the Company. The Audit Committee shall determine the appropriate compensation of the independent auditors.

8. Approve in advance all auditing services and non-audit services, except where such services are determined to be de minimus under the Exchange Act. The Audit Committee may delegate to one or more designated members of the Audit Committee who are independent directors of the Board of Directors, the authority to grant such pre-approvals. The decisions of any member to whom such authority is delegated shall be presented to the full Audit Committee at each of its scheduled meetings.

9. Oversee independence of the auditors by:

•	receiving from, and reviewing and discussing with, the auditors, at least annually, a formal written statement delineating all relationships between the auditors and the Company consistent with Independence Standards Board Standard 1 (“ISB No. 1”);

•	reviewing, and actively discussing with the Board, if necessary, and the auditors, on a periodic basis, any disclosed relationships or services between the auditors and the Company or any other disclosed relationships or services that may impact the objectivity and independence of the auditors;

•	recommending, if necessary, that the Board take appropriate action to satisfy itself of the auditors’ independence; and

•	ensuring that the lead or coordinating audit partner having primary responsibility for the audit, or the audit partner responsible for reviewing the audit does not perform audit services for the Company for five (5) or more consecutive fiscal years.

10. At least annually, obtain and review a report from the independent auditors describing the audit firm’s internal quality-control procedures, any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the audit firm, and any steps taken to deal with any such issues; and (to assess the auditor’s independence) all relationships between the independent auditor and the Company. The Audit Committee shall use such report to evaluate the independent auditor’s qualifications, performance and independence, including a review and evaluation of the lead partner of the independent auditor, and taking into account the opinions of management and the Company’s internal auditors. In addition to the currently required five-year rotation of the lead audit partner, the Audit Committee shall consider whether, in order to assure continuing auditor independence, there should be additional rotations of the lead audit partner, or of the audit firm itself. The Audit Committee shall present its conclusions with respect to the independent auditor to the Company’s full board.

11. Set clear hiring policies for employees or former employees of the Company’s independent auditors.

Financial Reporting Process

12. In consultation with the independent auditors and the internal auditors, review the integrity of the Company’s financial reporting processes, both internal and external. The Audit Committee shall report regularly to and review with the full Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, compliance with legal or regulatory requirements, the performance and independence of the independent auditors, or the performance of the internal audit function.

13. Consider and approve, if appropriate, changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditors, management, or the internal auditing department.

14. Establish regular systems of reporting to the Audit Committee by each of management, the independent auditors and the internal auditors regarding any significant judgments made in management’s preparation of the financial statements and any significant difficulties encountered during the course of the review or audit, including any restrictions on the scope of work or access to required information.

15. Regularly review with the independent auditors any audit problems or difficulties among management and the independent auditors or the internal auditing department in connection with the preparation of the financial statements and management’s response thereto.

16. Ensure and oversee timely reports from the independent auditors to the Audit Committee of (i) all critical accounting policies and practices to be used; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Company, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; and (iii) other material written communications between the independent auditors and the management of the Company, such as any management letter or schedule of unadjusted differences.

17. The Audit Committee shall meet separately, at least quarterly, with management, with internal auditors (or other personnel responsible for the internal audit function) and with independent auditors.

Legal Compliance/General

18. Review, with the Company’s counsel, any legal matter that could have a significant impact on the Company’s financial statements.

19. Report through its Chair to the Board regularly.

20. Maintain minutes or other records of meetings and activities of the Audit Committee.

21. Review and approve, prior to the Company’s entry into any such transactions, all transactions between the Company and its executive officers, members of its Board, beneficial holders of more than 5% of the Company’s securities, immediate family members of any of the foregoing persons, and any other parties whom the Board determines may be considered to be related parties.

22. When deemed necessary by the members of the Audit Committee, retain independent outside legal, accounting or other advisors or consultants to advise and assist the Audit Committee in carrying out its duties, without needing to seek approval for the retention of such advisors or consultants from the Board. The Audit Committee shall determine the appropriate compensation for any advisers retained by the Audit Committee. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

23. The Audit Committee directly and/or through the Ethics Committee also shall oversee compliance with the Company’s policies and Code of Conduct and Ethics and shall:

•	Confirm that the Company’s policies and Code of conduct and Ethics are formalized in writing and that procedures are in place to communicate such policies and codes to appropriate management, supervisory and other key employees.

•	Periodically review the Company’s policies and Code of Conduct and Ethics, with particular focus on related party transactions and conflicts of interest involving, directly or indirectly, any director or executive officer, and consider whether any changes are needed.

•	Review the program for monitoring compliance with the Company’s policies Code of Conduct and Ethics and periodically obtain updates from management regarding compliance.

•	Be responsible for evaluating, making decisions whether to approve, and monitoring on an ongoing basis any related party transactions covered by the Company’s policies and Code of Conduct and

Ethics and for making decisions whether to grant any waivers of or approve any other deviations from the Company’s policies and Code of Conduct and Ethics governing related party transactions and conflicts of interest, in each case if any director, executive officer or any entity for or in which any such person serves as a director or executive officer or has any other significant interest is involved, and also for documenting and monitoring any such approval or waiver.

24. The Audit Committee shall establish procedures, as set forth in the attachment hereto, for (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

25. Perform any other activities consistent with this Charter, the Company’s by-laws, and governing law, as the Audit Committee or the Board deems necessary or appropriate.

26. The Audit Committee shall be subject to an annual performance evaluation to determine its compliance with this Charter, its performance hereunder and the carrying out of its duties.

V. COMPENSATION AND SECURITY OWNERSHIP

27. Audit Committee members shall be compensated by the Company solely in the form of directors’ fees which may include the grant of stock options. Audit Committee members may, however, receive greater fees than those received for Board service by other Board members, in light of their heightened responsibilities to the Company.

The Audit Committee’s responsibility is oversight. Management of the Company has the responsibility for the Company’s FINANCIAL statements as well as the Company’s financial reporting process, principles, and internal controls. The independent auditors are responsible for performing an audit of the Company’s annual financial statements, expressing an opinion as to the conformity of such annual financial statements with generally accepted accounting principles, reviewing the Company’s quarterly financial statements and other procedures. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons within the Company and of the professionals and experts (such as the independent auditors) from which it receives information, (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons, professionals or experts absent actual knowledge to the contrary and (iii) representations made by management of the independent auditors as to any information technology services of the type described in Rule 2-01(c)(4)(ii) of Regulation S-X and other non-audit services provided by the independent auditors to the Committee.

VI. DISCLOSURE OF CHARTER

This Charter will be made available on the Company’s website at www.airtran.com.

Exhibit to Audit Committee Charter

Complaints Regarding Accounting and Auditing Matters.

The Committee has established a system for receiving complaints about financial matters, including: the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls, or auditing matters; and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters. The system is independent of Company information reporting systems.

Following is the information on submitting complaints directly to the Committee:

Any employee or third party may contact the Committee on an anonymous basis through the Company’s toll free secure telephone number, or through a secure internet site at the email address set forth in the Company’s Corporate Code of Conduct and Ethics (which is posted on the Company’s website) or by mailing a memo to the Chair of the Company’s Ethics Committee who is also a member of the Audit Committee.

Each complaint will be reviewed with the Committee. If necessary, the Committee will convene a special meeting to address complaints deemed to be urgent. In general, serious allegations relating to one of the Company’s executive officers will be addressed by the Committee immediately. The Committee Chair will review the status of all complaints at least quarterly.

Topics that may be submitted through the Committee’s complaint systems include, but are not limited to:

•	Allegations of fraud or deliberate error in the preparation of the Company’s financial statements;

•	Allegations of fraud or deliberate error in maintaining the Company’s financial records;

•	Deficiencies in internal control, or violations of internal control policies;

•	False statements by a senior officer or accountant regarding matters included in financial reports or records;

•	False statements made to independent auditors; and

•	Other information that can have a material impact on the fairness of the Company’s financial statements.

With regard to complaints received from employees, it’s against the law for the Company to penalize the employee in any way based upon lawful actions of the employee with respect to good faith reporting of a complaint. The Committee will take steps to ensure that the employee rights in this regard are respected.

APPENDIX B

AIRTRAN HOLDINGS, INC.

COMPENSATION COMMITTEE CHARTER

I. PURPOSE

The Compensation Committee (the “Committee”), appointed by and acting on behalf of the Board of Directors (the “Board”), shall be responsible for formulating, evaluating and approving compensation of the Company’s directors, executive officers and key employees, overseeing all compensation programs involving the use of the Company’s stock, and producing an annual report on executive compensation for inclusion in the Company’s proxy statement for its annual meeting of stockholders, in accordance with applicable rules and regulations.

II. COMPOSITION

The Committee shall be comprised of two or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. Committee members shall meet the independence requirements of the New York Stock Exchange.

Committee members shall be elected by the Board on the recommendation of the Nominating and Governance Committee. Committee members may be replaced by the Board. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III. MEETINGS

The Committee shall meet at least twice a year and at such other times as it deems necessary to carry out its responsibilities. The Chair of the Committee and/or the Board may call such meetings.

IV. RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties, the Committee shall:

1. Establish a compensation policy for executives designed to (i) enhance the profitability of the Company, increase stockholder value and lead the Company’s employees in a responsible and effective manner, (ii) reward executive officers for their contribution to the Company’s growth and profitability, (iii) recognize individual initiative, leadership, achievement, and other contributions and (iv) provide competitive compensation that will attract and retain qualified executives.

2. Subject to variation where appropriate, the compensation policy for executive officers and other key employees shall include (i) base salary, which shall be set on an annual or other periodic basis, (ii) annual or other time or project based incentive compensation, which shall be awarded for the achievement of predetermined financial, project, research or other designated objectives of the Company as a whole and of the executive officers and key employees individually and (iii) long-term incentive compensation in the forms of equity participation and other awards with the goal of aligning, where appropriate, the long-term interests of executive officers and other key employees with those of the Company’s stockholders and otherwise encouraging the achievement of superior results over an extended time period.

3. Review competitive practices and trends to determine the adequacy of the executive compensation program.

4. Review and consider participation and eligibility in the various components of the total executive compensation package.

B-1

5. Annually review and approve corporate goals and objectives relevant to CEO compensation, evaluate the CEO’s performance in light of those goals and objectives, and recommend to the Board the CEO’s compensation levels based on this evaluation.

6. Annually review and make recommendations to the Board with respect to compensation of directors, executive officers of the Company other than the CEO and key employees.

7. Approve employment contracts, change in control provisions and other agreements.

8 Approve and administer cash incentives and similar such compensation plans for executives (including any modification to such plans) and oversight of performance objectives and funding for executive incentive plans.

9. Review matters relating to management succession, including, but not limited to, compensation.

10. Approve and oversee compensation programs involving the use of the Company’s stock.

11. If appropriate, hire experts in the field of executive compensation to assist the Committee with its evaluation of director, CEO or senior executive compensation. The Committee shall have the sole authority to retain and to terminate such experts, and to approve the experts’ fees and other retention terms. The Committee shall also have the authority to obtain advice and assistance from internal legal, accounting or other advisors.

12. Prepare annual reports for the Company’s proxy statement summarizing top executives’ compensation levels and explaining the relationship between executive compensation and the Company’s performance, as required by the SEC.

13. Periodically review executive supplementary benefits and, as appropriate, the Company’s benefit, and special compensation programs involving significant cost.

14. Form and delegate authority to subcommittees when appropriate.

15. Make regular reports to the Board.

16. Annually review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

17. Annually evaluate its own performance.

18. Fulfill such other duties and responsibilities as may be assigned to the Committee, from time to time, by the Board and/or the Chairman of the Board.

V. DISCLOSURE OF CHARTER

This Charter will be made available on the Company’s website at www.airtran.com.

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APPENDIX C

PROPOSED AMENDED AND RESTATED

2002 LONG TERM INCENTIVE PLAN

(Amended and Restated as of January 1, 2005)

1. Purpose and Effect of the Plan. This Long-Term Incentive Plan (the “Plan”) is intended to promote the interests of AirTran Holdings, Inc., a Nevada corporation (the “Company”) and its stockholders by linking the personal interests of its employees, officers, consultants, independent contractors and directors to the Company’s shareholders and by providing such persons with an incentive for outstanding performance. The Plan is also intended to aid the Company in competing with other enterprises for the services of new executives and key employees needed to help insure continued success of the Company. Accordingly, the Plan permits the grant of incentive awards from time to time to selected employees and officers, directors, independent contractors and consultants.

2. Effective Date; Term of Plan. The Plan became effective on January 23, 2002, the date it was approved by the Board. The Plan was approved by the shareholders of the Company on May 15, 2002. This amendment and restatement of the Plan (“Amendment and Restatement”) is being adopted by the Board and submitted for approval by the shareholders of the Company effective January 1, 2005 in order to comply with the provisions of Code Section 409A and to make other modifications. The changes made by this Amendment and Restatement (other than deletion of the repricing provisions formerly contained in Section 4.C(xiv)) shall apply only to the portion of any Awards which are earned or vested after December 31, 2004, except that this Amendment and Restatement shall also apply to other portions of the Awards to the extent they become subject to the requirements of Code Sections 409A and compliance with such change is necessary to satisfy Code Section 409A. In the discretion of the Committee, Awards may be made to Covered Employees which are intended to constitute qualified performance-based compensation under Code Section 162(m). The Plan shall expire on January 23, 2012, unless sooner terminated as provided in Section 25 hereof.

3. Definition of Terms. In addition to words and terms that may be defined elsewhere in the Plan, the following words and terms as used in the Plan shall have the following meanings unless the context or use fairly indicates another or different meaning or intent, which definitions shall be equally applicable to both the singular and plural forms of such words and terms.

A. “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Performance Share Award or Other Stock-Based Award, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

B. “Award Agreement” shall mean any written agreement, contract, notice to Participant or other instrument or document evidencing an Award.

C. “Board” shall mean the Board of Directors of the Company.

D. A “Change of Control” will be deemed to have occurred with respect to an Award in the event that, after the grant of such Award, any of the following events shall have occurred:

(i) Any Person, or Persons acting together that would constitute a “group” (a “Group”), for purposes of Section 13(d) of the Securities Exchange Act of 1934 as from time to time amended, (the “Exchange Act”) together with any Affiliates or Associates of such Affiliates (as defined in Rule 1b-2 promulgated under the Exchange Act) thereof (other than any employee stock ownership plan), beneficially owns 30% or more of the total voting power of all classes of voting stock of the Company;

(ii) Any Person or Group, together with any Affiliates or Associates thereof, succeeds in having a sufficient number of its nominees elected to the Board such that such nominees, when added to any existing director remaining on the Board after such election who is an Affiliate or Associate of such Person or Group, will constitute a majority of the Board;

(iii) There occurs any transaction, or series of related transactions, and the beneficial owners of the voting stock of the Company immediately prior to such transaction (or series) do not, immediately after such transaction (or series) beneficially own voting stock representing more than 50% of the voting power of all classes of voting stock of the Company (or in the case of a transaction (or series) in which another entity becomes a successor to the Company, of the successor entity); or,

(iv) The Company shall cease to own a majority of the capital stock of AirTran Airways, Inc.

E. “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations and official guidance issued thereunder.

F. “Committee” shall have the meaning set forth in Section 4 hereof.

G. “Common Stock” shall mean the common stock of the Company, $.001 par value per share.

H. “Company” shall mean AirTran Holdings, Inc., a Nevada corporation.

I. “Covered Employee” shall mean a covered employee as defined in Code Section 162(m)(3), provided that no employee shall be a Covered Employee until the deduction limitations of Code Section 162(m) are applicable to the Company and any reliance period under Code Section 162(m) has expired.

J. “Disability” shall mean any permanent and total disability as defined in the Company’s long-term disability plan; provided that, in the case of an ISO or if the Company does not then maintain a long-term disability plan, “Disability” shall mean permanent and total disability as defined in Code Section 22(e)(3). The date of any Disability shall be deemed to be the day following the last day the Participant performed services for the Company.

K. “Effective Date” shall have the meaning set forth in Section 2 hereof.

L. “Employee” shall mean any employee of the Company or its Parent or any Subsidiary, including officers or directors of the Company or its Parent or any Subsidiary who are employees of the Company or its Parent or any Subsidiary.

M. “Fair Market Value” shall mean the fair market value of a share of Common Stock on a particular date determined as follows. In the event the Company’s Common Stock is listed upon an established stock exchange, Fair Market Value shall be deemed to be the closing price of the Company’s Common Stock on such stock exchange on such date or, if no sale of the Company’s Common Stock shall have been made on any stock exchange on that day, the Fair Market Value shall be determined as such price for the next preceding day upon which a sale shall have occurred. In the event the Company’s Common Stock is not listed upon an established exchange, the Fair Market Value on such date shall be determined by the Committee.

N. “Incentive Stock Option” or “ISO” shall mean any Option under this Plan which is intended to be an incentive stock option under Code Section 422.

O. “Non-Employee Directors” shall mean members of the Company’s Board who (i) are not current employees of the Company, (ii) are not former employees of the Company currently receiving compensation for prior services (other than pursuant to a tax qualified retirement plan), (iii) have not been an officer of the Company and (iv) do not receive remuneration, directly or indirectly, from the Company in any capacity other than as a member of the Board.

P. “Non-Employees” shall mean any consultant or other independent contractor providing bona fide services to the Company or a member of the Board who is not an employee of the Company.

Q. “Non-Qualified Stock Option” or “NQSO” shall mean any Option granted under this Plan which is not intended to qualify as an incentive stock option under Code Section 422.

R. “Option” shall mean a stock option, whether an ISO or NQSO, granted under Section 7 hereof.

S. “Option Price” shall mean the purchase price of a Share of Common Stock under an Option.

T. “Other Stock-Based Award” shall mean a right, granted to a Participant under Section 11 hereof, that relates to or is valued by reference to Stock or other Awards relating to Stock.

U. “Parent” shall mean any corporation which at the time qualifies as a parent of the Company under the definition of “parent corporation” contained in Code Section 424(e).

V. “Participant” shall mean an Employee or Non-Employee to whom an Award is granted under the Plan.

W. “Performance Share Award” shall mean a right granted to a Participant under Section 9 hereof, to receive Stock, the payment of which is contingent upon achieving certain performance goals established by the Committee.

X. “Plan” shall mean the AirTran Holdings, Inc. 2002 Long-Term Incentive Plan, as amended from time to time.

Y. “Restricted Stock Award” shall mean Stock granted to a Participant under Section 10 hereof that is subject to certain restrictions and to risk of forfeiture.

Z. “SAR” or “Stock Appreciation Right” shall mean an award as set forth in Section 8 hereof.

AA. “SEC” shall mean the Securities and Exchange Commission.

BB. “Shares” shall represent the shares of Common Stock in the Company that may be acquired by exercise of Options or other Awards granted hereunder.

CC. “Stock” shall mean the Common Stock of the Company and such other securities of the Company as may be substituted for Stock pursuant to Section 13 hereof.

DD. “Subsidiary” shall mean any corporation, limited liability company, partnership or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Subsidiary shall have the meaning set forth in Code Section 424(f).

4. Administration. The Plan shall be administered by a Committee (the “Committee”) consisting of not less than two members all of whom shall be Non-Employee Directors.

A. The Committee shall be appointed by the Board from its membership. Until such time as the Committee is appointed, the Compensation Committee of the Board (if there is one, otherwise, the entire Board) shall serve as the Committee. The members of the Committee shall serve at the pleasure of the Board, which shall have the power, at any time and from time to time, to remove members from the Committee or to add members thereto. Vacancies on the Committee, however caused, shall be filled by the Board.

B. Except as provided in Section 6, members of the Committee shall not include any person who, during the one (1) year preceding the date on which such member is first appointed to the Committee and during the time he serves on the Committee, has been granted or awarded equity securities or options therefor under this Plan or any other plan of the Company or any of its affiliates.

C. The Committee may interpret the Plan, prescribe, amend and rescind any rules and regulations necessary or appropriate for the administration of the Plan and make such other determinations and take such other action as it deems necessary or desirable for the administration of the Plan and the protection of the Company except as otherwise reserved to the Board or the stockholders of the Company. Without limiting the generality of the foregoing, the Committee, in its discretion, may treat all or any part of any period during which a Participant is on military duty or on an approved leave of absence from the Company as a period of employment of such Participant by the Company for purposes of accrual of his rights under his Award. In addition, subject to the terms of the Plan, the Committee shall have the specific authority to take the following actions:

(i) Designate Participants;

(ii) Grant Awards;

(iii) Determine the type or types of Awards to be granted to each Participant;

(iv) Determine the number of Awards to be granted and the number of shares of Stock to which an Award shall relate;

(v) Determine the terms and conditions of any Award granted under the Plan, including but not limited to the exercise price, grant price or purchase price, any restrictions or limitations on the Award, any schedule for lapse or forfeiture restrictions or restrictions on the exercisability of an award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion shall determine;

(vi) Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards or other property, or an Award may be canceled, forfeited or surrendered;

(vii) Accelerate the vesting or lapse of restrictions of any outstanding Award, based in each case on such considerations as the Committee in its sole discretion determines;

(viii) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(ix) Decide all other matters that must be determined in connection with an Award;

(x) Require a minimum holding period between the grant and exercise of any Option or other Award, determine that the Awards granted to a Participant may be exercised only in installments and specify such conditions precedent to the exercise of any Award as the Committee may deem advisable;

(xi) Establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(xii) Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan; and

(xiii) Amend the Plan or, with the consent of any adversely affected Participant, any Award Agreement.

(xiv) The Company shall not cancel any Award, and in consideration therefor issue to the Participant a new Award for any equivalent or lesser number of Shares, and at a lesser exercise price.

Notwithstanding the foregoing, during any period in which the Compensation Committee of the Board is not serving as the Committee, the authority of the Committee with respect to the matters described in clauses (i) through (iv) of this Paragraph 4C shall be limited to making recommendations to such Compensation Committee, and the final determinations with respect to such matters shall be made by the Compensation Committee.

D. No member of the Committee shall be liable for any action taken or omitted or determination made in good faith with respect to the Plan or any Award granted under the Plan.

E. Any interpretation, determination or other action made or taken by the Committee (or the Compensation Committee of the Board as described above) with respect to the Plan, any Awards granted under the Plan, and any Award Agreements applicable to such Awards shall be final, binding and conclusive on all parties.

5. Shares Subject to Plan.

A. Authorized Shares. Subject to adjustment as provided in Section 13 hereof, the aggregate number of shares of Stock reserved and available for Awards or which may be used to provide a basis of measurement for or to determine the value of an Award (such as with a Stock Appreciation Right or Performance Share Award) shall be 9,500,000 shares. No separate limit shall apply to ISOs or to Awards other than Options. As a result, the number of ISOs that may be granted under this Plan shall not exceed 9,500,000 and the number of Awards (other than Options) that may be granted under this Plan shall not exceed 9,500,000. However, the aggregate number of Options (including exercised Options) plus Awards (other than Options) that may be outstanding at any one time under the Plan shall not exceed 9,500,000. The maximum number of Options or Stock Appreciation Rights that may be granted to any one Employee in any calendar year shall not exceed 1,500,000.

B. Lapsed Awards. To the extent that an Award is canceled, terminates, expires, is forfeited, or lapses for any reason, any shares of Stock subject to the Award will again be available for the grant of an Award under the Plan. In addition, shares subject to other Awards settled in cash (if any) will be available for the grant of an Award under the Plan. Substitute Awards issued in the course of acquisition of another company shall also be excluded in determining the number of Options or Awards outstanding. If the Option Price of any Option granted under the Plan is satisfied by tendering shares of Stock to the Company (whether by actual delivery, by attestation or by the withholding of shares issued on exercise of the Option), only the number of shares of Stock issued net of the shares of Stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

C. Stock Distributed. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

6. Eligibility. Awards may be granted to those Employees and Non-Employees selected by the Committee in its sole discretion from time to time who have and exercise key management functions for the Company or who discharge other responsibilities important to the success of the Company. Notwithstanding anything to the contrary in this Plan, an Award may be granted to a director who is a member of the Committee if otherwise exempt from Section 16(b) of the Securities Exchange Act of 1934 pursuant to Regulation Section 240.16b-3, SEC interpretations thereof or any subsequently promulgated rule or regulation. The granting of an Award to any Participant shall neither entitle such Participant to, nor disqualify such Participant from, participation in any future Awards.

7. Stock Options.

A. Grant of Options. The Committee shall have the authority, subject to the terms of the Plan, to: (a) determine and designate from time to time those Employees and Non-Employees to whom Options are to be granted; (b) determine the number of Shares subject to each Option; (c) determine the duration of the exercise period for any Option; (d) determine the conditions to be met (if any) prior to the exercisability of any Options; (e) determine that the Options granted to a Participant may be exercised only in installments; and (f) specify such other terms and conditions of each Option as the Committee in its sole discretion deems advisable. The date of grant of an Option under the Plan will be the date on which the Option is awarded by the Committee.

B. Terms and Conditions of Options. Each Option shall be evidenced by an Award Agreement which shall contain such terms and conditions consistent with the provisions of the Plan as may be approved by the Committee. Each such Award Agreement shall state whether the Option evidenced thereby is intended to be an ISO or an NQSO. Each Option granted under the Plan shall be subject to such terms and conditions as follows:

(i) Terms of ISOs. ISOs granted hereunder shall be subject to the terms and conditions contained in subparagraphs (ii)-(ix) below and to such other terms and conditions as the Committee may deem appropriate; provided, however, that no Option that is intended to qualify as an ISO shall be subject to any condition that is inconsistent with the provisions of Code Section 422(b). In the event that any condition imposed hereunder on an Option intended to qualify as an ISO is at any time determined by the Internal Revenue Service or a court of competent jurisdiction to be inconsistent with Code Section 422, then such Option shall be deemed to have been granted without such condition and such Option shall continue in effect under such remaining terms and conditions as may be applicable as if the invalid condition had not been included.

(ii) Option Period. Each ISO Award Agreement shall specify the period during which the ISO thereunder is exercisable (which shall not exceed ten years from the date of grant) and shall provide that the ISO shall expire at the end of such period.

(iii) Option Price. The Option Price per share shall be determined by the Committee at the time any ISO is granted and shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the day that the ISO is granted. Such price shall be subject to adjustment as provided in Section 13.

(iv) Ten Percent Stockholders. ISOs shall not be granted to any Employee who, immediately before the ISO is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or Subsidiary; provided, however, that this prohibition shall not apply if at the time such ISO is granted the Option Price is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock and such ISO is not exercisable after the expiration of five (5) years from the date such ISO is granted.

(v) Limit on Incentive Stock Options. To the extent the aggregate Fair Market Value of the shares (valued at the time of grant in accordance with subparagraph (iii) above) with respect to which ISOs (determined without regard to this subparagraph (v)) are exercisable for the first time by any individual during any calendar year (under all incentive stock option plans of the Company and any Parent and Subsidiary) exceeds $100,000, such ISOs in excess of $100,000 shall be treated as Options which are NQSOs. This subparagraph (v) shall be applied by taking ISOs into account in the order in which they were granted.

(vi) Termination of Employment other than as a Result of Death or Disability. Except as otherwise provided in Section 12K hereof, an ISO of any Participant who shall cease to be an Employee other than as a result of his death or Disability shall be exercisable only to the extent exercisable on the date of termination of employment (i.e., to the extent vested) and must be exercised on or before the Option expiration date specified in the applicable Award Agreement but in no event later than the date that is three (3) months following the date of termination of employment. To the extent any ISO is not exercisable on the date of termination of employment, (i.e., to the extent not vested) such ISO shall terminate on the date of termination of employment. To the extent any ISO is not exercised within the time period provided, such ISO shall terminate as of the date of expiration of such time period. Nothing in the Plan shall be construed as imposing any obligation on the Company to continue the employment of any Participant or shall interfere or restrict in any way the rights of the Company to discharge any Employee at any time for any reason whatsoever, with or without cause.

(vii) Termination of Employment as a Result of Death or Disability. In the event of the death or Disability of the Participant while employed by Company, the personal representative of the Participant (in the event of his death) or the Participant (in the event of his Disability) may, subject to the provisions hereof and before the date (the “Option Termination Date”) specified in the ISO Award Agreement, which date is not later than the earlier of the ISOs expiration date or the expiration of one (1) year after the date of such death or Disability, exercise the ISO granted to such Participant to the same extent the Participant might have exercised such ISO on the date of his death or Disability, but, unless otherwise provided in the ISO Award Agreement, not further or otherwise. To the extent any ISO is not, and does not in accordance with the terms of the Award Agreement become, exercisable as of the date of the death or Disability of a Participant, such ISO shall terminate on the date of death or Disability. To the extent any ISO is not exercised within the time period provided, such ISO shall terminate as of the date of expiration of such time period.

(viii) Period to Exercise Option. Any ISO granted hereunder may, prior to its expiration or termination, be exercised from time to time, in whole or in part, up to the total number of shares with respect to which it shall have then become exercisable. An ISO granted hereunder may become exercisable after satisfaction of certain conditions or in installments as determined by the Committee; provided, however, that if the Committee grants an ISO or ISOs exercisable after satisfaction of certain conditions or in more than one installment, and if the employment of a Participant holding such ISO is terminated, then unless the ISO Award Agreement provides otherwise, the ISO shall be exercisable in accordance with the terms of subparagraph (vi) or (vii) only as to such number of shares as to which the Participant had the right to exercise the ISO on the date of termination of employment.

(ix) Grants to Employees Only. An ISO may be granted only to a person who is an Employee.

C. Terms of NQSOs. NQSOs granted hereunder shall be subject to the terms and conditions contained in subparagraphs (i)-(iii) below, other applicable provisions of this Plan and to such other terms and conditions as the Committee may deem appropriate.

(i) Option Period. Each NQSO Option Agreement shall specify the period during which the Option thereunder is exercisable (which shall not exceed ten years from the date of grant) and shall provide that the NQSO shall expire at the end of such period.

(ii) Option Price. The Option Price per Share shall be determined by the Committee at the time any NQSO is granted. The Option Price per Share shall not, in any event, be less than the Fair Market Value of a share of the Common Stock on the day the NQSO is granted, other than with respect to Options which the Company has (X) granted prior to the effective date of this Amended and Restated Plan, or (Y) which the Company is contractually obligated to issue under collective bargaining agreements entered into prior to the date of this Amended and Restated Plan, respectively, at an Option Price which was, or will be less than Fair Market Value as of the date of grant. Such price shall be subject to adjustment as provided in Section 13.

(iii) Period to Exercise Option. Any NQSO granted hereunder may, prior to its expiration or termination, be exercised from time to time, in whole or in part, up to the total number of Shares with respect to which it shall have then become exercisable. An NQSO granted hereunder may become exercisable after satisfaction of certain conditions or in installments as determined by the Committee; provided, however, that if the Committee grants an Option exercisable after satisfaction of certain conditions or in more than one installment, and if the employment or engagement (as an independent contractor, Board member or otherwise) of a Participant holding such Option is terminated, then unless the Option Agreement provides otherwise, the Option shall be exercisable only as to such number of Shares as to which the Participant had the right to exercise the Option on the date of termination.

D. Exercise of Option. The exercise of any Option under the Plan shall be subject to the provisions of subparagraphs (i) and (ii) below and other applicable provisions of this Plan.

(i) Method of Exercising Option. Any Option granted hereunder or any portion thereof (in whole Shares only) may be exercised by the Participant by (a) delivering to the Company at its main office (attention its Secretary, Assistant Secretary or Chief Financial Officer) written notice which shall set forth the Participant’s election to exercise a portion or all of his Option, the number of Shares with respect to which the Option rights are being exercised, and such other representations and agreements as may be required by the Company to comply with applicable securities laws to which the Company is subject, and (b) paying in full the Option Price of the Shares purchased. Upon receipt of such notice and payment, the Company shall issue and deliver to the Participant a certificate for the number of Shares with respect to which Options were so exercised. In the Award Agreement, the Committee may require the exercise of Options by any Participant to comply with the requirements of the SEC.

(ii) Payment of Option Price. The Option Price of the Shares as to which an Option is exercised shall be paid in full to the Company at the time of exercise. The payment may be made either in cash or its equivalent or, where permitted by law and approved by the Committee in its sole discretion: (a) by delivery of a promissory note on terms and conditions acceptable to the Committee; (b) by cancellation of indebtedness of the Company to the Participant; (c) by surrender of shares of Common Stock of the Company having a Fair Market Value equal to the exercise price of the Option; (d) by instructing the Company to withhold shares otherwise issuable pursuant to an exercise of an Option having a Fair Market Value equal to the exercise price of the Option (including withheld shares); (e) by offset against compensation due or accrued to the Participant for services rendered; or (f) by any other means approved by the Committee. Participants who are not Employees shall not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares so purchased. Notwithstanding anything to the contrary above, the Committee, in its discretion, may suspend or terminate the right of Participants to pay in a form other than cash should the Committee deem such action to be in the best interests of the Company.

8. Stock Appreciation Rights. The Committee is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:

A. Right to Payment. Upon the exercise of a Stock Appreciation Right, the Participant to whom it is granted has the right to receive in shares of Stock, (i) the excess, if any, of the Fair Market Value of one share of Stock on the date of exercise over the Fair Market Value of one share of Stock on the date the Stock Appreciation Right is granted, with the result multiplied by (ii) the number of shares in respect of which the Stock Appreciation Right shall have been exercised.

B. Other Terms. All awards of Stock Appreciation Rights shall be evidenced by an Award Agreement. Subject to the provisions of Paragraph 8A above, the terms, date(s) and methods of exercise, methods of settlement, and any other terms and conditions of any Stock Appreciation Right shall be determined by the Committee at the time of the grant of the Award (so long as such terms and conditions do not cause such Stock Appreciation Rights to become deferred compensation as defined by Code Section 409A), and shall be reflected in the Award Agreement, provided that no Stock Appreciation Rights shall have a term of more than 10 years.

9. Performance Shares. The Committee is authorized to grant Performance Shares to Participants on such terms and conditions as may be determined by the Committee. The Committee shall have the complete discretion to determine the number of Performance Shares granted to each Participant. All Awards of Performance Shares shall be evidenced by an Award Agreement.

A. Right to Payment. A grant of Performance Shares gives the Participant rights, valued as determined by the Committee, and payable to, or exercisable by, the Participant to whom the Performance Shares are granted, in whole or in part, as the Committee shall establish at grant or thereafter. The Committee shall set performance goals and other terms or conditions to payment of the Performance Shares in its discretion which, depending on the extent to which they are met, will determine the number and value of Performance Shares that will be paid to the Participant.

B. Other Terms. Performance Shares shall be payable in Stock, and have such other terms and conditions (including, without limitation, dates and methods of exercise) as determined by the Committee and reflected in the Award Agreement. Such terms and conditions shall not cause such Performance Shares to become deferred compensation as defined by Code Section 409A or, to the extent such Performance Shares become deferred compensation, such terms and conditions shall comply with the requirements of Code Section 409A. At the time of granting the Award, the Committee, in the Award Agreement or by other Plan rules, shall determine the performance factors applicable to the number of Performance Shares to be earned as set forth below and the period over which performance will be measured. The performance factors selected by the Committee in respect of Performance Shares shall be based on any one or more of the following: total shareholder return; return on equity, assets, capital or investment; operating, pre-tax or after-tax profit levels expressed in either absolute dollars, earnings per share or increases of the same; revenues or revenue growth; Stock price; cash flow; economic or cash value added; results of customer satisfaction surveys; and other measures of performance, quality, safety, productivity or process improvement, provided that any Performance Share granted to a

Participant who is not and is not expected to become a Covered Employee shall also comply with Section 12.J. hereof. Such performance goals may be determined solely by reference to the performance of the Company, its Parent (if any), a Subsidiary of the Company, or a division or unit of any of the foregoing, or based on comparisons of any of the performance measures relative to other companies. These factors may have a minimum performance standard below which no amount will be paid, a target performance standard and a maximum performance standard above which no additional payments will be made. The Committee shall have the ability to adjust awards for extraordinary events to the extent permitted by Code Section 409A. The applicable performance period shall not exceed 10 years. Performance-based awards may be paid in a lump sum or in installments following the close of the performance period or, in accordance with procedures established by the Committee, on a deferred basis; provided that any election to defer receipt of any payment with respect to a performance-based award shall be made not later than six months prior to the end of the applicable performance period or such earlier date as may be necessary to comply with the requirements of Code Section 409A.

10. Restricted Stock Awards. The Committee is authorized to make Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be determined by the Committee. All Awards of Restricted Stock shall be evidenced by a Restricted Stock Award Agreement.

A. Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals, lapse of time or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

B. Forfeiture. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment during the applicable restriction period or upon failure to satisfy a performance goal during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided, however, that the Committee may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

C. Certificates for Restricted Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

11. Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law (including, without limitation, compliance with the requirements of Code Section 409A), to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation shares of Stock awarded purely as a “bonus” and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Stock, and Awards valued by reference to book value of shares of Stock or the value of securities of or the performance of specified Subsidiaries. The Committee shall determine the terms and conditions of such Awards.

12. General Provisions Applicable to Awards.

A. Stand-Alone, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee and to the extent permitted by the applicable terms of Code Sections 409A and 422, be granted either alone or in addition to, in tandem with, any other Award granted under the Plan. If an Award is granted in substitution for another Award, the Committee may require the surrender of such other Award in consideration of the grant of the new Award. Awards granted in addition to or in tandem with other Awards (to the extent otherwise permitted) may be granted either at the same time as or at a different time from the grant of such other Awards.

B. Term of Award. The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option or a Stock Appreciation Right granted in tandem with the Incentive Stock Option exceed a period of ten years from the date of its grant.

C. Form of Payment for Awards. Subject to the terms of the Plan and any applicable law (including, without limitation, compliance with the requirements of Code Section 409A and 422) or Award Agreement, payments or transfers to be made by the Company or a Parent or Subsidiary on the grant or exercise of an Award may be made in such form as the Committee determines at or after the time of grant, including without limitation, cash, Stock, other Awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee.

D. Limits on Transfer. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Parent or Subsidiary, or shall be subject to any lien, obligation or liability of such Participant to any other party other than the Company or a Parent or Subsidiary. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards.

E. Beneficiaries. Notwithstanding Section 12D hereof, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant’s estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

F. Stock Certificates. All Stock issuable under the Plan shall be subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted or traded. The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

G. Acceleration Upon Death or Disability. To the extent provided in a Participant’s Award Agreement, upon the Participant’s death or Disability while serving as an Employee or Non-Employee, all outstanding Options, Stock Appreciation Rights and other Awards in the nature of rights that may be exercised shall become fully exercisable and all restrictions on outstanding Awards shall lapse. Any Option or Stock Appreciation Rights Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Agreement. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7B(v), the excess Options shall be deemed to be Non-Qualified Stock Options.

H. Acceleration. Whether or not a Change of Control shall have occurred, the Committee may in its sole discretion (but only to the extent permitted by Code Section 409A or 422) at any time determine that all or a portion of a Participant’s Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised shall become fully or partially exercisable, and/or that all or a part of the restrictions on all or a portion of the outstanding Awards shall lapse, in each case, as of such date as the Committee may, in its sole discretion, declare. The Committee may discriminate among Participants and among Awards granted to a Participant in exercising its discretion pursuant to this Section 12H.

I. Effect of Acceleration. If an Award is accelerated under Section 12H, the Committee may, in its sole discretion, provide (i) that the Award will expire after a designated period of time after such acceleration to the extent not then exercised, (ii) that, to the extent permitted by the terms of the Plan and Code Section 409A, the Award will be settled in cash rather than Stock, (iii) that the Award will be assumed by another party to a transaction giving rise to the acceleration or otherwise be equitably converted in connection with such transaction, or (iv) any combination of the foregoing. The Committee’s determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated.

J. Performance Goals. In order to preserve the deductibility of an Award under Code Section 162(m), the Committee may determine that any Award granted pursuant to this Plan to a Participant who is or is expected to become a Covered Employee shall be determined solely on the basis of (a) the achievement by the Company or a Parent or Subsidiary of a specified target return, or target growth in return, on equity or assets, (b) the Company’s stock price, (c) the Company’s total shareholder return (stock price appreciation plus reinvested dividends) relative to a defined comparison group or target over a specific performance period, (d) the achievement by the Company or a Parent or Subsidiary, or a business unit of any such entity, of a specified target, or target growth in, net income, earnings per share, earnings before income and taxes and earnings before income, taxes, depreciation and amortization, or (e) any combination of the goals set forth in (a) through (d) above. If an Award is made on such basis, the Committee shall establish goals prior to the beginning of the period for which such performance goal relates (or such later date as may be permitted under Code Section 162(m)), and the Committee has the right for any reason to reduce (but not increase) the Award, notwithstanding the achievement of a specified goal. Any payment of an Award granted with performance goals shall be conditioned on the written certification of the Committee (or its designee) in each case that the performance goals and any other material conditions were satisfied. The maximum dollar amount of cash compensation that may be paid to a Covered Employee during a calendar year as a result of any Awards under this Agreement shall not exceed $3,000,000. The maximum number of shares underlying Awards (other than Options or Stock Appreciation Rights) which can be awarded to any Covered Employee during a calendar year shall not exceed 750,000.

K. Termination of Employment. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive. A termination of employment shall not occur (i) in a circumstance in which a Participant transfers from the Company to its Parent or one of its Subsidiaries, transfers from a Parent or Subsidiary to the Company, or transfers from a Subsidiary to another Subsidiary, or (ii) in the discretion of the Committee as specified at or prior to such occurrence, in the case of a spin-off, sale or other disposition of the Participant’s employer from the Company or its Parent or any Subsidiary. To the extent that this provision causes Incentive Stock Options to extend beyond three months from the date a Participant is deemed to be an employee of the Company, the Parent or a Subsidiary for purposes of Code Section 424(f), the Options held by such Participant shall be deemed to be Non-Qualified Stock Options.

L. Loan Provisions. The Company shall not make, guarantee or, to the extent prohibited by law, arrange for a loan or loans to a Participant with respect to the exercise of any Option granted under this Plan and/or with respect to the payment of the purchase price, if any, of any Award granted hereunder and/or with respect to the payment by the Participant of any or all federal and/or state income taxes due on account of the granting or exercise of any Award hereunder.

M. No Fractional Shares. Notwithstanding anything herein to the contrary, no fractional Shares may be issued under the Plan.

13. Capital Adjustments. In the event of a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the authorization limit under Section 5A shall be adjusted proportionately, and the Committee may adjust Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards; and (iv) any other adjustments that the Committee determines to be equitable. Any such adjustments with respect to Options shall be made consistently with the applicable requirements of Code Sections 409A and 424(a) (whether such Option is an ISO or an NQSO). Without limiting the foregoing, in the event a stock dividend or stock split is declared upon the Stock, the authorization limit under Section 5A shall be increased proportionately, and the shares of Stock then subject to each Award shall be increased proportionately without any change in the aggregate purchase price therefor.

14. Reservation of Shares. The Company, during the term of any Awards granted hereunder, will at all times reserve and keep available, and will seek to obtain from any regulatory body having jurisdiction any requisite authority in order to issue and sell such number of Shares as shall be sufficient to satisfy the requirements of the Awards granted under the Plan. If, in the opinion of the Company’s counsel, the issuance or sale of any Shares hereunder shall not be lawful for any reason, including the inability of the Company to obtain from any regulatory body having jurisdiction authority deemed by such counsel to be necessary for such issuance or sale, the Company shall not be obligated to issue or sell any such Shares.

15. Securities Laws. Upon the exercise of an Option or other Award granting a Participant shares of Stock at a time when there is not in effect under the Securities Act of 1933, as amended (the “Act”), a current registration statement relating to the Shares to be received upon such exercise, the Participant shall represent and warrant in writing to the Company that the Shares purchased are being acquired for investment and not with a view to the distribution thereof and shall agree to the imposition of a legend on the certificate or certificates representing said Shares in substantially the following form and such other restrictive legends as are required or advisable under the provisions of any applicable laws:

This share certificate and the Shares represented hereby have not been registered under the Securities Act of 1933, as amended (the “Act”), nor under the securities laws of any state and shall not be transferred at any time in the absence of (i) an effective registration statement under the Act and any other applicable state law with respect to such Shares at such time; or (ii) an opinion of counsel satisfactory to the Company and its counsel to the effect that such transfer at such time will not violate the Act or any applicable state securities laws; or (iii) a “no action” letter from the Securities and Exchange Commission and a comparable ruling from any applicable state agency with respect to such state’s securities laws.

No Shares shall be issued or sold upon the exercise of any Option or other Award unless and until (i) the full amount of the purchase price has been paid as provided in the Award Agreement for such Award and (ii) the then applicable requirements of the Act, the applicable securities laws of any other jurisdiction, as any of the same may be amended, the rules and regulations of the SEC and any other regulations of any securities exchange on which the Shares may be listed shall have been fully complied with and satisfied.

16. No Rights As Stockholders. A Participant shall not have any rights as a stockholder with respect to any Shares covered by any Option granted hereunder until the issuance of a certificate for such Shares. No adjustment shall be made on the issuance of a share certificate to a Participant as to any distributions or other rights for which the record date occurred prior to the date of issuance of such certificate.

17. No Rights to Awards. No Participant or any eligible individual shall have any claim to be granted any Award under the Plan, and neither the Company nor the Committee is obligated to treat Participants or eligible individuals uniformly.

18. No Right to Continued Service. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or the Parent or any Subsidiary to terminate any Participant’s employment or status as an officer, director, consultant or independent contractor at any time, nor confer upon any Participant any right to continue as an employee, officer, director, consultant or independent contractor of the Company or the Parent or any Subsidiary.

19. Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or the Parent or any Subsidiary.

20. Withholding. The Company or the Parent or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of the Plan. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by withholding from the Award shares of Stock having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes and to the extent permitted by Code Section 409A.

21. Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or the Parent or any Subsidiary unless provided otherwise in such other plan.

22. Indemnification and Exculpation. Each person who is or shall have been a member of the Board or of the Committee shall be indemnified and held harmless by the Company against and from any and all loss, costs, liability or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit or proceeding to which he may be or become involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof (with the Company’s written approval) or paid by him in satisfaction of a judgment in any such action, suit or proceeding, except a judgment in favor of the Company based upon a finding of his lack of good faith; subject, however, to the condition that upon the institution of any claim, action, suit or proceeding against him, he shall in writing give the Company an opportunity, at its expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other right to which such person may be entitled as a matter of law or otherwise, or any obligation that the Company may have to indemnify him or hold him harmless. Each member of the Board or of the Committee and each officer and employee of the Company shall be fully justified in relying or acting in good faith upon any information furnished in connection with the administration of the Plan by any appropriate person or persons other than himself. In no event shall any person who is or shall have been a member of the Board or of the Committee, or an officer or employee of the Company, be held liable for any determination made, or other action taken, or any omission to act in reliance upon any such information as referred to in the preceding sentence, or for any action (including the furnishing of information) taken, or any omission to act, when any such determination, action or omission is made in good faith.

23. Use of Proceeds. Proceeds from the sale of Shares pursuant to Options or other Awards granted under the Plan shall constitute general funds of the Company.

24. Expenses. The expenses of administering the Plan shall be borne by the Company and its Parent or Subsidiaries.

25. Amendment and Discontinuance. The Board of the Company or the Committee, pursuant to delegated authority, may suspend, amend or terminate the Plan in any respect at any time without stockholder approval, but it may condition any such action on the approval of the Company’s stockholders (or any requisite vote thereof) if such approval is necessary or advisable, including under tax, securities, or other applicable laws, policies or regulations. The Board or Committee may suspend, amend or terminate any outstanding Award without the approval of the Participant except that (A) an amendment or termination may not, without the Participant’s consent, reduce or diminish the value of the Award determined as if such Award had been exercised, vested, cashed in or otherwise settled on the date of the amendment or termination, and, (B) without the prior approval of the holders of a majority of the Company’s common stock: (i) the total number of Shares that may be optioned and sold under the Plan may not be increased (except by adjustment pursuant to Section 13); (ii) the expiration date of the Plan may not be extended; and (iii) the class or persons eligible to participate in the Plan may not be changed.

26. Additional Provisions. Each Award Agreement may contain such other terms and conditions as the Committee may determine; provided that such other terms and conditions are not inconsistent with the provisions of this Plan.

27. Governing Law; Government and Other Regulations. Except as the same may be governed by the Code and any applicable federal securities laws, the Plan and any Options or other Awards granted hereunder shall be governed by and construed in accordance with the laws of the State of Nevada. The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register under the 1933 Act, or any state securities act, any of the shares of Stock issued in connection with the Plan. The shares issued in connection with the Plan may in certain circumstances be exempt from registration under the 1933 Act, and the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

28. General. The granting of an Award shall impose no obligation upon the Participant to exercise such Award. As herein used, the singular number shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders, unless the context or use shall fairly require a different construction. Section or paragraph headings are employed herein solely for convenience of reference, and such headings shall not affect the validity, meaning or enforceability of any provision of the Plan. All references herein to “Section”, “paragraph” or “subparagraph” shall mean the appropriately numbered Section, paragraph or subparagraph of the Plan except where reference is made to the Code or any other specified law or instrument. Any reference herein to “compliance with the requirements of Code Sections 409A or 422” or “to the extent permitted by Code Sections 409A or 422” or words of similar import shall be interpreted to mean: (i) in the case of any reference to Code Section 409A, application of the terms of the Plan or any Award or administration of the Plan or any Award, as the case may be, in such a manner that no additional income tax is imposed on a Participant pursuant to Code Section 409A(1)(a); and (ii) in the case of any reference to Code Section 422, application of the terms of the Plan or any Award or administration of the Plan or any Award, as the case may be, in such a manner that no Option that was at time of grant intended to constitute an ISO ceases to meet the eligibility criteria of Code Section 422.

AS APPROVED BY THE BOARD OF DIRECTORS OF AIRTRAN HOLDINGS, INC. ON MARCH 23, 2005.

ANNUAL MEETING OF SHAREHOLDERS OF

AIRTRAN HOLDINGS, INC.

May 17, 2005

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

ê Please detach along perforated line and mail in the envelope provided. ê

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

							FOR	AGAINST	ABSTAIN
1.	To elect four (4) Class II directors to the Board of Directors to serve for a three year term and until their successors are elected and qualified.				2.	To amend the Company’s 2002 Long-Term Incentive Compensation Plan.	☐	☐	☐
NOMINEES:
☐	FOR ALL NOMINEES	O O	Peter D’Aloia Jere A. Drummond		3.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.
		O	John F. Fiedler
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	O	William J. Usury		THE BOARD OF DIRECTORS FAVORS A VOTE “FOR” THE MATTERS ABOVE AND UNLESS INSTRUCTIONS TO THE CONTRARY ARE INDICATED IN THE SPACE PROVIDED, THIS PROXY WILL BE SO VOTED.
☐	FOR ALL EXCEPT
(See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.				☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

AIRTRAN HOLDINGS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE 2005 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 17, 2005

The undersigned hereby appoints Joseph B. Leonard and Richard P. Magurno and either of them, with power of substitution to each, the proxies of the undersigned to vote the common stock of the undersigned at the annual meeting of shareholders of AIRTRAN HOLDINGS, INC. to be held on May 17, 2005, at 11:00 a.m. at J. W. Marriott Hotel, Grande Lakes, 4040 Central Florida Parkway, Orlando, Florida 32837, and any adjournments or postponements thereof:

(To be signed, dated and voted on reverse side.)

14475

ANNUAL MEETING OF SHAREHOLDERS OF

AIRTRAN HOLDINGS, INC.

May 17, 2005

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.
- OR - TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. - OR -	COMPANY NUMBER
ACCOUNT NUMBER
INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Time the day before the meeting date, (May 16, 2005).

ê Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. ê

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

							FOR	AGAINST	ABSTAIN
1.	To elect four (4) Class II directors to the Board of Directors to serve for a three year term and until their successors are elected and qualified.				2.	To amend the Company’s 2002 Long-Term Incentive Compensation Plan.	☐	☐	☐
NOMINEES:
☐	FOR ALL NOMINEES	O O	Peter D’Aloia Jere A. Drummond		3.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.
		O	John F. Fiedler
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	O	William J. Usury		THE BOARD OF DIRECTORS FAVORS A VOTE “FOR” THE MATTERS ABOVE AND UNLESS INSTRUCTIONS TO THE CONTRARY ARE INDICATED IN THE SPACE PROVIDED, THIS PROXY WILL BE SO VOTED.
☐	FOR ALL EXCEPT
(See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.				☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.